UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05498)

Exact name of registrant as specified in charter: Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006 - September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Master Intermediate Income Trust

9|30|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Master
Intermediate
Income Trust

9| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Your fund’s management	12
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	66
Compliance certifications	66
Shareholder meeting results	67
About the Trustees	68
Officers	72

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a longstanding commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam Master Intermediate Income Trust: seeking broad
diversification across global bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income and relative stability of net asset value.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market, if appropriate.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Performance and portfolio snapshots

Putnam
Master Intermediate
Income Trust

Average annual total return (%) comparison as of 9/30/07

The fund — at NAV
Putnam Master Intermediate Income Trust (NYSE ticker: PIM)

Fund's benchmark
Lehman Government/Credit Bond Index

Fund's Lipper peer group average
Flexible Income Funds (closed-end)

"Your fund avoided lower-rated credit risk associated with the subprime mortgage market during its most recent fiscal year. Nonetheless, a number of sectors where the fund has holdings experienced volatility due to subprime-related fallout."

D. William Kohli, Portfolio Leader,
Putnam Master Intermediate Income Trust

7.72
7.47
7.41
5.87
6.03
5.01
9.53
4.16
10.18
6.06
3.66
6.44
6.43
5.08
6.98
Life of fund (since 4/29/88)
10 years
5 years
3 years
1 year

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

Report from the fund managers

The year in review

The first nine months of your fund’s 2007 fiscal year, which ended September 30, 2007, were generally favorable for most sectors of the fixed-income market, especially those associated with higher credit risk. Concern over certain events, such as the surprise rate hike by the Bank of Japan last February, sparked only short-term volatility. However, a full-blown credit-market contagion took hold beginning in July 2007, sparked by subprime mortgage defaults but quickly encompassing the bank-loan and money markets. In spite of this serious market disruption, your fund’s results at net asset value (NAV) were ahead of the return of its U.S.-based benchmark index, although fund results lagged the Lipper peer group average. The fund was able to attain its positive results, in part, because its exposure to residential and commercial mortgages was focused almost exclusively on the highest-quality paper. Though some of the sectors the fund invests in were hurt by broad-based market volatility and spread-widening in the third calendar quarter, the fund continued to benefit from its holdings in securitized bonds, and our currency strategies had a positive effect on performance.

Market overview

Through June 2007, the credit markets continued to enjoy a largely favorable environment of stable to declining interest rates, narrowing credit spreads, and subdued volatility. However, in July, credit concerns in the subprime mortgage market provoked a sharp and sudden reevaluation of credit quality by investors and money managers. This had the effect of stifling liquidity throughout the credit markets. Nearly all sectors under-performed the Treasury market. Areas that were most negatively affected included mortgage-backed securities (MBSs), the corporate debt markets, commercial paper, and the bank-loan market. The freeze-up in liquidity then broadened on concerns that global economic growth would be damaged by the widening credit crunch. In its attempts to calm the markets, the U.S. Federal Reserve (the Fed) lowered the discount rate, the rate at which banks can borrow from the Fed. Similarly, the European Central Bank sought to reassure investors by providing significant amounts of cash to money markets. Then, in September, the Fed cut the federal funds rate, the interest rate banks charge each other for overnight loans needed to maintain reserve levels, in order to boost credit market

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 9/30/07. See the previous page and pages 10–11 for additional fund performance information. Index descriptions can be found on page 14.

liquidity. The stock market reacted positively to the rate cut. Several large banks wrote off large losses to try to put the credit crunch behind them, and by the end of the period a measure of normalcy and increased liquidity was restored to the credit markets.

Strategy overview

We believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objectives. The fund’s portfolio includes a broad spectrum of securitized, credit, and government debt instruments. Our investment process involves aligning teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. We then draw from these strategies, systematically building an array of investments that seeks to carefully balance risk and return.

In light of our analysis of current risks to the economy and markets, we have reduced the fund’s longer-dated positions and are focusing on two- to three-year maturities. To compensate for the increased risk of inflation, we have begun to purchase inflation-linked bonds (which outperform nominal Treasuries if inflation increases). In addition, because investors are now better compensated for taking some additional credit risk, we have reduced the fund’s underweight to credit exposure. At the same time, we are avoiding lower-rated credits in residential and commercial mortgage markets, where we still see a great deal of risk.

We continue to keep the fund’s duration relatively short in order to lessen the portfolio’s vulnerability to the negative impact of potential future rate increases. We are also maintaining significant exposure to high-quality securitized instruments with short maturities. And due to their newly attractive valuations following the credit squeeze, we are adding more bank-loan exposure to the portfolio. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

The portfolio’s significant position in securitized bonds, or structured securities, performed reasonably well during the period, given the high level of market volatility during the third quarter. Structured securities currently offer higher income than corporate bonds of comparable credit quality. Some also carry short maturities, providing us with the flexibility to shift to other fixed-income securities

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.

should interest rates rise. The most common types of structured securities are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types include asset-backed securities (ABSs), which can be backed by residential mortgage loans, car loans, and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

We had been concerned about rising credit market risk for some time and had sharply reduced the fund’s credit risk exposure as early as November 2006. Therefore, during the third-quarter credit contagion your fund’s exposure to credit risk associated with the subprime mortgage market was minimal. Nonetheless, a number of sectors where the fund has holdings experienced volatility due to subprime-related fallout. Rates rose, and prices fell, for fund holdings in highly secure credits such as AAA-rated home equity loans and AAA-rated commercial mortgage backed securities (CMBSs) during this period.

Our country selection in the area of European government bonds contributed positively to performance based in part on U.S. dollar weakness. The portfolio had limited exposure to bonds from Italy and Greece, countries that have been experiencing higher inflation and large deficits. In contrast, we emphasized issues from France, Germany, the Netherlands, and Spain, countries with tight fiscal management, whose securities appear to offer better relative value.

While the fund has a reduced weighting in emerging-market securities compared with previous years, our holdings in this area nevertheless helped performance. Our positions in Argentina, due to its attractive valuation, and in Mexico and Russia, based on rising commodity prices that have strengthened the economies of those two countries, added to returns.

The fund’s position in senior-secured bank loans contributed positively to performance; we have begun to add to our position in these loans as valuations have become much more attractive in light of short-term pressures on bank balance sheets during the third quarter. These floating-rate bank loans are issued by banks to corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. Also, their senior-secured status means that they are typically backed by the assets of each issuing company, such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate

Top holdings

This table shows the fund’s top holdings in each sector, and the percentage of the fund’s net assets that each represented, as of 9/30/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date

Securitized sector
Federal National Mortgage Association pass-through certificates TBA (2.2%)	5%, 2037

Federal National Mortgage Association pass-through certificates (0.8%)	6%, 2021

Federal National Mortgage Association pass-through certificates (0.8%)	5.5%, 2037

Government sector
U.S. Treasury Notes (6.6%)	4.25%, 2013

Japan (Government of) CPI Linked bonds Ser.8 (5.8%)	1%, 2016

U.S. Treasury Notes (4.7%)	3.25%, 2008

Credit sector
Pemex Project Funding Master Trust company guaranty (1.0%)	5.75%, 2015

VTB Capital SA 144A notes (Luxembourg) (0.5%)	7.5%, 2011

Echostar DBS Corp. company guaranty (0.4%)	6.625%, 2014

bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

In June 2007, Putnam Investments announced the launch of separate tender offers for shares of eight Putnam closed-end funds, including shares of Putnam Master Intermediate Income Trust. As a result of the tender offer for shares of your fund, in July the fund repurchased approximately 10% of its outstanding common shares, the maximum number of shares covered by the offer. For additional information about share repurchases under the offer, see page 64 of this report.

In approving the tender offer program for the funds, the Trustees considered that tender offers would give shareholders an opportunity to sell at least some of their shares at a price close to NAV, and that the tender offer price of 98% of NAV would help offset the costs that shareholders who retain their shares would otherwise bear in connection with the tender offer.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the outlook for the U.S. economy is more uncertain now than at any time in the past several years, and we think that risk levels in the economy and markets have increased significantly over the past several months. In our view, two possible negative outcomes are (1) an economic recession, stemming from sharply falling housing prices that severely curtail consumer spending, or (2) increased global growth, which could prompt a surge in inflation, spurred by higher commodity prices and increased liquidity in the financial system from the recent Fed rate cut. Though the possibility of a “soft landing” for the U.S. economy surely exists, it is part of our responsibility as managers to plan for divergent outcomes. Under recessionary or inflationary scenarios, the yield curve would likely steepen dramatically.

Having said that, global growth continues to be supportive, but we expect to see continued volatility in interest rates. At the same time, we believe that recent market weakness has opened up exciting opportunities within several sectors of the credit markets, opportunities that we have not seen in several years. Going forward, we intend to continue our efforts to diversify the portfolio across a broad range of fixed-income sectors and securities. We will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/07

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.72%	6.73%

10 years	76.91	72.06
Annual average	5.87	5.58

5 years	57.63	39.05
Annual average	9.53	6.82

3 years	19.29	13.62
Annual average	6.06	4.35

1 year	6.43	10.15

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/07

				Lipper
	Lehman	Citigroup	JPMorgan	Flexible Income
	Government/	Non-U.S. World	Global	Funds
	Credit Bond	Government	High Yield	(closed-end)
	Index	Bond Index	Index	category average†

Annual average
Life of fund (since 4/29/88)	7.47%	6.74%	—*	7.41%

10 years	79.52	74.88	82.59%	63.46
Annual average	6.03	5.75	6.21	5.01

5 years	22.58	46.81	79.13	64.81
Annual average	4.16	7.98	12.37	10.18

3 years	11.38	15.23	24.50	20.66
Annual average	3.66	4.84	7.58	6.44

1 year	5.08	9.50	8.32	6.98

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The inception date of the JPMorgan Global High Yield Index was 12/31/93.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 7, 7, 6, 6, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions

Number	12

Income	$0.36

Capital gains	—

Total	$0.36

Share value:	NAV	Market price

9/30/06	$7.08	$6.15

9/30/07	7.13	6.41

Current yield (end of period)
Current dividend rate[1]	5.05%	5.62%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader. Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

N/A indicates the individual became a Portfolio Leader or Portfolio Member after the reporting date.

Trustee and Putnam employee fund ownership

As of September 30, 2007, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$34,000	$ 91,000,000

Putnam employees	$ 3,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Premier Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Income Fund, Premier Income Trust, and Putnam Utilities Growth & Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2007, Portfolio Member Kevin Murphy joined and Portfolio Member David Waldman left your fund’s management team. Kevin Murphy joined the fund in March 2007. He has been employed by Putnam Management since 1999, currently as Team Leader, High Grade Credit and Emerging Market Debt, and previously as Credit Derivative Specialist. Shortly after the close of the period, Portfolio Member Michael Atkin joined and Portfolio Member Jeffrey Kaufman left your fund’s management team. Michael Atkin joined the fund in October 2007. He has been employed by Putnam Management since 1997 as Director, Sovereign Research.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc.,

your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds, including your fund, currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three-and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

50th	50th	50th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 7, 7 and 7 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2007 were 75%, 58% and 58%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 6th out of 7, 4th out of 6, and 4th out of 6, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the fund’s portfolio, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 19, 2007

The fund’s portfolio 9/30/07

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.9%)*

Principal amount		Value

U.S. Government Guaranteed
Mortgage Obligations (1.0%)
Government National Mortgage
Association Pass-Through
Certificates
6 1/2s, with due dates from
March 20, 2032 to
August 20, 2037	$5,239,871	$5,356,434

U.S. Government Agency
Mortgage Obligations (6.9%)
Federal Home Loan Mortgage
Corporation Pass-Through
Certificates 6s, July 1, 2021	62,709	63,534
Federal National Mortgage
Association Pass-Through
Certificates
6 1/2s, with due dates
from June 1, 2036 to
September 1, 2036	946,689	964,217
6 1/2s, TBA, October 1, 2037	1,600,000	1,629,000
6s, with due dates from
August 1, 2037 to
September 1, 2037	5,099,493	5,114,761
6s, May 1, 2021	4,450,977	4,511,830
5 1/2s, with due dates from
April 1, 2036 to May 1, 2037	4,644,844	4,553,602
5 1/2s, with due dates from
March 1, 2020 to January 1, 2021	1,743,973	1,741,971
5s, May 1, 2021	100,063	98,187
5s, TBA, October 1, 2037	13,400,000	12,788,625
4 1/2s, with due dates from
July 1, 2020 to June 1, 2034	9,077,577	8,678,573
		40,144,300

Total U.S. government and agency
mortgage obligations (cost $45,465,781)		$45,500,734

U.S. TREASURY OBLIGATIONS (13.3%)*

Principal amount		Value

U.S. Treasury Inflation Index
Notes 2 3/8s, January 15, 2017	$4,028,076	$4,054,057
U.S. Treasury Notes
6 1/2s, February 15, 2010	7,500,000	7,917,188
4 1/4s, August 15, 2013	38,008,000	37,966,427
3 1/4s, August 15, 2008	27,242,000	27,037,685

Total U.S. treasury obligations
(cost $77,215,076)		$76,975,357

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)*

		Principal amount	Value

Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1,
Class G, 7s, 2029		$1,967	$1,967
Banc of America Commercial
Mortgage, Inc. Ser. 01-1,
Class G, 7.324s, 2036		325,000	339,050
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J,
6 1/8s, 2036		163,000	151,367
Ser. 01-1, Class K,
6 1/8s, 2036		367,000	315,891
Banc of America Large Loan
144A FRB Ser. 05-MIB1,
Class K, 7.753s, 2022		645,000	630,090
Banc of America Mortgage
Securities IFB Ser. 06-2,
Class A4, Interest Only (IO),
0.269s, 2046		936,939	11,667
Bayview Commercial Asset
Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		1,454,000	231,223
Ser. 07-1, Class S, IO,
1.211s, 2037		4,119,119	471,399
Bear Stearns Commercial
Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.452s, 2032		410,000	440,466
Ser. 07-PW17, Class A3,
5.736s, 2050		2,068,000	2,082,137
Ser. 07-PW17, Class A4,
5.64s, 2050		1,009,000	1,017,198
Broadgate Financing PLC sec.
FRB Ser. D, 7.044s, 2023
(United Kingdom)	GBP	439,375	859,970
Commercial Mortgage
Pass-Through Certificates
144A FRB Ser. 05-F10A,
Class A1, 5.853s, 2017		$283,223	283,221
Countrywide Alternative
Loan Trust IFB Ser. 06-6CB,
Class 1A3, IO, zero %, 2036		5,902,529	38,735
Countrywide Alternative Loan
Trust Ser. 06-OA10, Class XBI,
IO, 2.45s, 2046		5,274,164	176,355
Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.811s, 2039		562,000	571,181
CRESI Finance Limited Partnership
144A FRB Ser. 06-A, Class C,
5.731s, 2017		251,000	240,599
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class L,
7.603s, 2020		699,000	695,505
FRB Ser. 05-TFLA, Class K,
7.053s, 2020		388,000	386,545

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

		Principal amount	Value
CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		$966,000	$896,803
Ser. 02-CP5, Class M,
5 1/4s, 2035		354,000	265,691
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.525s, 2031		9,264,632	106,399
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s,
2031		286,492	283,664
DLJ Commercial Mortgage Corp.
144A Ser. 98-CF2, Class B5,
5.95s, 2031		915,958	871,552
DLJ Mortgage Acceptance Corp.
144A Ser. 97-CF1, Class B2,
8.16s, 2030		162,732	146,458
European Loan Conduit 144A
FRB Ser. 22A, Class D, 6.895s,
2014 (Ireland)	GBP	507,000	980,047
European Prime Real Estate
PLC 144A FRB Ser. 1-A,
Class D, 6.884s, 2014
(United Kingdom)	GBP	276,571	538,966
Fannie Mae
IFB Ser. 06-70, Class SM,
11.209s, 2036		$254,402	295,136
IFB Ser. 06-62, Class PS,
9.113s, 2036		744,581	860,642
IFB Ser. 06-76, Class QB,
8.813s, 2036		1,797,401	2,070,151
IFB Ser. 06-70, Class SJ,
8.813s, 2036		123,516	142,835
IFB Ser. 06-63, Class SP,
8.513s, 2036		1,956,365	2,222,279
IFB Ser. 07-W7, Class 1A4,
8.393s, 2037		591,931	632,455
IFB Ser. 06-60, Class TK,
8.075s, 2036		553,389	598,385
IFB Ser. 06-104, Class GS,
8.024s, 2036		375,005	414,458
Ser. 04-T2, Class 1A4,
7 1/2s, 2043		284,969	302,121
Ser. 02-T19, Class A3,
7 1/2s, 2042		230,197	242,529
Ser. 02-14, Class A2,
7 1/2s, 2042		1,762	1,819
Ser. 01-T10, Class A2,
7 1/2s, 2041		223,801	234,805
Ser. 02-T4, Class A3,
7 1/2s, 2041		1,043	1,100
Ser. 01-T3, Class A1,
7 1/2s, 2040		144,627	151,341
Ser. 01-T1, Class A1,
7 1/2s, 2040		443,411	464,889
Ser. 99-T2, Class A1,
7 1/2s, 2039		179,457	190,420

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
Fannie Mae
Ser. 00-T6, Class A1,
7 1/2s, 2030	$85,553	$89,738
Ser. 01-T4, Class A1,
7 1/2s, 2028	415,503	442,194
Ser. 04-W12, Class 1A3,
7s, 2044	330,099	345,535
Ser. 01-T10, Class A1,
7s, 2041	882,502	915,061
IFB Ser. 05-74, Class CP,
5.935s, 2035	521,821	544,739
IFB Ser. 05-74, Class CS,
5.909s, 2035	594,923	608,471
IFB Ser. 06-27, Class SP,
5.752s, 2036	791,000	827,383
IFB Ser. 06-8, Class HP,
5.752s, 2036	870,384	900,280
IFB Ser. 06-8, Class WK,
5.752s, 2036	1,383,189	1,420,729
IFB Ser. 05-106, Class US,
5.752s, 2035	1,268,137	1,321,888
IFB Ser. 05-99, Class SA,
5.752s, 2035	620,213	635,818
IFB Ser. 05-115, Class NQ,
5.695s, 2036	298,552	299,095
IFB Ser. 05-114, Class SP,
5.469s, 2036	367,460	361,123
IFB Ser. 06-60, Class CS,
5.275s, 2036	879,616	846,299
IFB Ser. 05-95, Class CP,
4.648s, 2035	94,965	95,511
IFB Ser. 05-95, Class OP,
4.506s, 2035	360,000	342,673
IFB Ser. 05-83, Class QP,
4.053s, 2034	211,815	200,059
IFB Ser. 07-W6, Class 6A2, IO,
2.669s, 2037	1,245,012	99,355
IFB Ser. 06-90, Class SE, IO,
2.669s, 2036	2,139,189	236,155
IFB Ser. 03-66, Class SA, IO,
2.519s, 2033	1,024,240	87,266
IFB Ser. 07-W6, Class 5A2, IO,
2.159s, 2037	1,647,841	123,943
IFB Ser. 07-W2, Class 3A2, IO,
2.149s, 2037	1,640,478	116,585
IFB Ser. 05-113, Class AI, IO,
2.099s, 2036	694,407	60,752
IFB Ser. 05-113, Class DI, IO,
2.099s, 2036	5,557,855	416,326
IFB Ser. 06-60, Class SI, IO,
2.019s, 2036	1,625,581	139,577
IFB Ser. 07-W7, Class 3A2, IO,
1.999s, 2037	2,009,782	132,535
IFB Ser. 06-60, Class DI, IO,
1.939s, 2035	2,034,053	139,182
IFB Ser. 07-54, Class CI, IO,
1.629s, 2037	1,217,868	90,903

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 07-39, Class PI, IO,
1.629s, 2037	$1,054,465	$70,692
IFB Ser. 07-30, Class WI, IO,
1.629s, 2037	6,046,200	384,206
IFB Ser. 07-22, Class S, IO,
1.619s, 2037	18,204,720	1,199,520
IFB Ser. 07-W2, Class 2A2, IO,
1.619s, 2037	2,246,781	141,018
IFB Ser. 06-128, Class SH, IO,
1.619s, 2037	1,159,098	68,212
IFB Ser. 06-56, Class SM, IO,
1.619s, 2036	1,482,314	98,062
IFB Ser. 06-12, Class SD, IO,
1.619s, 2035	3,970,621	295,180
IFB Ser. 07-W5, Class 2A2, IO,
1.609s, 2037	595,110	23,804
IFB Ser. 07-30, Class IE, IO,
1.609s, 2037	2,929,466	245,825
IFB Ser. 06-123, Class CI, IO,
1.609s, 2037	2,315,119	167,346
IFB Ser. 06-123, Class UI, IO,
1.609s, 2037	1,104,645	77,239
IFB Ser. 07-15, Class BI, IO,
1.569s, 2037	1,862,903	128,376
IFB Ser. 06-23, Class SC, IO,
1.569s, 2036	1,517,285	105,284
IFB Ser. 06-16, Class SM, IO,
1.569s, 2036	1,145,044	79,042
IFB Ser. 05-95, Class CI, IO,
1.569s, 2035	1,327,175	96,608
IFB Ser. 05-84, Class SG, IO,
1.569s, 2035	2,230,568	164,783
IFB Ser. 05-104, Class NI, IO,
1.569s, 2035	1,550,562	108,915
IFB Ser. 05-104, Class SI, IO,
1.569s, 2033	2,341,899	148,668
IFB Ser. 05-83, Class QI, IO,
1.559s, 2035	356,088	28,558
IFB Ser. 06-128, Class GS, IO,
1.549s, 2037	1,393,561	101,431
IFB Ser. 05-83, Class SL, IO,
1.539s, 2035	3,865,103	243,681
IFB Ser. 06-114, Class IS, IO,
1.519s, 2036	1,273,527	77,982
IFB Ser. 06-115, Class IE, IO,
1.509s, 2036	963,538	68,449
IFB Ser. 06-117, Class SA, IO,
1.509s, 2036	1,464,513	92,613
IFB Ser. 06-109, Class SH, IO,
1.489s, 2036	1,130,094	87,130
IFB Ser. 07-W6, Class 4A2, IO,
1.469s, 2037	6,401,422	381,828
IFB Ser. 06-128, Class SC, IO,
1.469s, 2037	1,251,721	75,785
IFB Ser. 06-45, Class SM, IO,
1.469s, 2036	1,794,079	101,405

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 06-8, Class JH, IO,
1.469s, 2036	$4,474,812	$321,252
IFB Ser. 05-122, Class SG, IO,
1.469s, 2035	1,152,469	78,624
IFB Ser. 05-95, Class OI, IO,
1.459s, 2035	197,875	16,327
IFB Ser. 06-92, Class LI, IO,
1.449s, 2036	1,428,070	85,399
IFB Ser. 06-98, Class SQ, IO,
1.439s, 2036	13,177,005	839,908
IFB Ser. 06-85, Class TS, IO,
1.429s, 2036	2,527,283	151,082
IFB Ser. 07-W8, Class 2A2, IO,
1.319s, 2037	2,349,927	121,491
IFB Ser. 06-70, Class WI, IO,
1.319s, 2036	875,744	37,493
IFB Ser. 07-30, Class JS, IO,
1.309s, 2037	2,588,345	157,520
IFB Ser. 07-30, Class LI, IO,
1.309s, 2037	1,802,971	114,854
IFB Ser. 07-W2, Class 1A2, IO,
1.299s, 2037	6,039,287	340,415
IFB Ser. 07-54, Class IA, IO,
1.279s, 2037	1,345,721	84,385
IFB Ser. 07-54, Class IB, IO,
1.279s, 2037	1,345,721	84,385
IFB Ser. 07-54, Class IC, IO,
1.279s, 2037	1,345,721	84,385
IFB Ser. 07-54, Class ID, IO,
1.279s, 2037	1,345,721	84,385
IFB Ser. 07-54, Class IE, IO,
1.279s, 2037	1,345,721	84,385
IFB Ser. 07-54, Class IF, IO,
1.279s, 2037	2,001,652	125,516
IFB Ser. 07-54, Class UI, IO,
1.279s, 2037	1,911,120	128,325
IFB Ser. 07-15, Class CI, IO,
1.249s, 2037	4,259,148	260,884
IFB Ser. 06-123, Class BI, IO,
1.249s, 2037	5,626,384	334,282
IFB Ser. 06-115, Class JI, IO,
1.249s, 2036	3,107,965	190,258
IFB Ser. 06-123, Class LI, IO,
1.189s, 2037	2,084,529	119,877
FRB Ser. 03-W17, Class 12, IO,
1.153s, 2033	2,362,914	90,736
IFB Ser. 07-39, Class AI, IO,
0.989s, 2037	2,388,602	124,318
IFB Ser. 07-32, Class SD, IO,
0.979s, 2037	1,605,206	80,489
IFB Ser. 07-30, Class UI, IO,
0.969s, 2037	1,322,057	70,103
IFB Ser. 07-32, Class SC, IO,
0.969s, 2037	2,122,120	104,955
IFB Ser. 07-1, Class CI, IO,
0.969s, 2037	1,554,852	79,668

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 05-74, Class SE, IO,
0.969s, 2035	$1,935,230	$84,047
IFB Ser. 07-W5, Class 1A2, IO,
0.949s, 2037	3,049,571	91,487
IFB Ser. 07-4, Class PS, IO,
0.924s, 2037	5,300,262	245,137
Ser. 03-W10, Class 3A, IO,
0.839s, 2043	4,005,535	66,590
Ser. 03-W10, Class 1A, IO,
0.816s, 2043	3,324,020	47,357
IFB Ser. 07-75, Class ID, IO,
0.739s, 2037	1,496,086	72,116
Ser. 02-T18, IO, 0.516s, 2042	6,536,530	85,004
Ser. 06-84, Class OP, PO,
zero %, 2036	28,170	27,667
Ser. 372, Class 1, PO, zero %, 2036	5,261,382	3,945,807
Ser. 06-56, Class XF, zero %, 2036	95,072	98,994
Ser. 04-38, Class AO, PO,
zero %, 2034	325,509	230,298
Ser. 04-61, Class CO, PO,
zero %, 2031	514,999	414,571
Ser. 99-51, Class N, PO,
zero %, 2029	65,569	54,750
Ser. 07-31, Class TS, IO,
zero %, 2009	3,451,989	31,406
Ser. 07-15, Class IM, IO,
zero %, 2009	1,348,216	14,969
Ser. 07-16, Class TS, IO,
zero %, 2009	5,493,479	52,731
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	5,684	6,004
Ser. T-60, Class 1A2, 7s, 2044	1,656,311	1,732,427
Ser. T-57, Class 1AX, IO,
0.45s, 2043	2,162,380	24,586
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.35s, 2020	5,270,835	276,670
Freddie Mac
IFB Ser. 3182, Class PS,
5.59s, 2032	203,420	227,805
IFB Ser. 3149, Class SU,
3.843s, 2036	412,800	398,195
IFB Ser. 3114, Class GK,
3.39s, 2036	340,604	348,196
IFB Ser. 3081, Class DC,
3.274s, 2035	501,041	514,177
IFB Ser. 2979, Class AS,
3.181s, 2034	223,494	224,670
IFB Ser. 3065, Class DC,
2.603s, 2035	790,884	748,388
IFB Ser. 3184, Class SP, IO,
1.598s, 2033	1,927,042	142,794
IFB Ser. 3203, Class SH, IO,
1.388s, 2036	1,094,769	97,785
IFB Ser. 2755, Class SG, IO,
1.348s, 2031	1,621,404	96,149

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 2828, Class TI, IO,
1.298s, 2030	$712,387	$48,990
IFB Ser. 3297, Class BI, IO,
1.008s, 2037	4,050,701	297,866
IFB Ser. 3284, Class IV, IO,
0.998s, 2037	1,028,399	80,418
IFB Ser. 3287, Class SD, IO,
0.998s, 2037	1,513,409	98,656
IFB Ser. 3281, Class BI, IO,
0.998s, 2037	791,997	55,159
IFB Ser. 3028, Class ES, IO,
0.998s, 2035	3,706,385	268,867
IFB Ser. 3042, Class SP, IO,
0.998s, 2035	865,317	58,986
IFB Ser. 3045, Class DI, IO,
0.978s, 2035	8,844,740	541,774
IFB Ser. 3054, Class CS, IO,
0.948s, 2035	795,615	41,363
IFB Ser. 3107, Class DC, IO,
0.948s, 2035	4,012,536	300,293
IFB Ser. 3066, Class SI, IO,
0.948s, 2035	2,556,172	185,425
IFB Ser. 2950, Class SM, IO,
0.948s, 2016	591,508	36,134
IFB Ser. 3256, Class S, IO,
0.938s, 2036	2,136,476	155,750
IFB Ser. 3031, Class BI, IO,
0.937s, 2035	707,591	56,070
IFB Ser. 3244, Class SB, IO,
0.908s, 2036	1,135,005	75,911
IFB Ser. 3244, Class SG, IO,
0.908s, 2036	1,307,453	89,855
IFB Ser. 3326, Class GS, IO,
0.898s, 2037	6,397,522	369,543
IFB Ser. 3236, Class IS, IO,
0.898s, 2036	2,123,766	137,019
IFB Ser. 3147, Class SH, IO,
0.898s, 2036	3,927,451	279,162
IFB Ser. 3114, Class TS, IO,
0.898s, 2030	4,406,370	246,659
IFB Ser. 3240, Class S, IO,
0.868s, 2036	3,607,358	241,369
IFB Ser. 3153, Class JI, IO,
0.868s, 2036	1,797,277	105,055
IFB Ser. 3065, Class DI, IO,
0.868s, 2035	554,386	43,684
IFB Ser. 3218, Class AS, IO,
0.828s, 2036	1,283,144	77,668
IFB Ser. 3221, Class SI, IO,
0.828s, 2036	1,730,122	107,799
IFB Ser. 3153, Class UI, IO,
0.818s, 2036	1,170,971	91,337
IFB Ser. 3202, Class PI, IO,
0.788s, 2036	4,686,146	293,629
IFB Ser. 3201, Class SG, IO,
0.748s, 2036	2,179,685	135,183

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3203, Class SE, IO,
0.748s, 2036	$1,941,005	$118,639
IFB Ser. 3171, Class PS, IO,
0.733s, 2036	1,603,644	100,666
IFB Ser. 3152, Class SY, IO,
0.728s, 2036	3,114,442	213,375
IFB Ser. 3284, Class BI, IO,
0.698s, 2037	1,286,690	75,164
IFB Ser. 3199, Class S, IO,
0.698s, 2036	2,650,819	158,168
IFB Ser. 3284, Class LI, IO,
0.688s, 2037	2,548,320	158,675
IFB Ser. 3281, Class AI, IO,
0.678s, 2037	4,292,739	267,952
IFB Ser. 3311, Class IA, IO,
0.658s, 2037	1,897,250	122,551
IFB Ser. 3311, Class IB, IO,
0.658s, 2037	1,897,250	122,551
IFB Ser. 3311, Class IC, IO,
0.658s, 2037	1,897,250	122,551
IFB Ser. 3311, Class ID, IO,
0.658s, 2037	1,897,250	122,551
IFB Ser. 3311, Class IE, IO,
0.658s, 2037	2,889,793	186,663
IFB Ser. 3274, Class JS, IO,
0.658s, 2037	3,363,055	186,044
IFB Ser. 3240, Class GS, IO,
0.628s, 2036	2,180,410	131,795
IFB Ser. 3339, Class TI, IO,
0.388s, 2037	2,361,825	128,605
IFB Ser. 3288, Class SJ, IO,
0.378s, 2037	2,097,704	97,008
IFB Ser. 3284, Class CI, IO,
0.368s, 2037	5,128,914	268,369
IFB Ser. 3016, Class SQ, IO,
0.358s, 2035	1,577,876	60,975
IFB Ser. 3284, Class WI, IO,
0.348s, 2037	8,514,681	431,830
IFB Ser. 3286, Class SA, IO,
0.348s, 2037	2,289,337	97,297
IFB Ser. 3235, Class SA, IO,
0.198s, 2036	1,011,398	41,004
Ser. 246, PO, zero %, 2037	5,518,394	4,152,089
Ser. 3300, PO, zero %, 2037	947,024	724,473
Ser. 236, PO, zero %, 2036	419,450	315,985
FRB Ser. 3326, Class XF,
zero %, 2037	195,193	192,691
FRB Ser. 3122, Class GF,
zero %, 2036	423,306	432,397
FRB Ser. 3326, Class WF,
zero %, 2035	178,044	174,686
GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	170,000	174,441
Ser. 00-1, Class G, 6.131s, 2033	596,000	555,764

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	$529,968	$537,653
Government National Mortgage
Association
IFB Ser. 07-51, Class SP,
6.503s, 2037	117,608	126,940
Ser. 07-58, Class PS, IO, 6s,
2037 ##	1,028,000	71,748
Ser. 07-58, Class SA, IO, 6s,
2037 ##	2,000,000	101,582
Ser. 07-59, Class PS, IO, 6s,
2037 ##	915,000	58,045
Ser. 07-59, Class SD, IO,
6s, 2037 ##	400,000	19,750
Ser. 07-59, Class SP, IO,
6s, 2037 ##	201,000	12,814
Ser. 07-57, Class QA, 6s,
2037 ##	2,909,000	146,359
IFB Ser. 06-62, Class SI, IO,
1.884s, 2036	1,690,194	129,074
IFB Ser. 07-1, Class SL, IO,
1.864s, 2037	729,477	57,603
IFB Ser. 07-1, Class SM, IO,
1.854s, 2037	729,477	57,374
IFB Ser. 05-66, Class SP,
1.658s, 2035	482,714	449,691
IFB Ser. 07-53, Class ES, IO,
1.4s, 2037	1,350,000	59,801
IFB Ser. 07-26, Class SG, IO,
1.354s, 2037	2,158,780	153,751
IFB Ser. 07-9, Class BI, IO,
1.324s, 2037	4,655,252	290,500
IFB Ser. 07-25, Class SA, IO,
1.304s, 2037	1,803,184	104,866
IFB Ser. 07-25, Class SB, IO,
1.304s, 2037	3,529,904	205,285
IFB Ser. 07-26, Class LS, IO,
1.304s, 2037	4,487,658	312,646
IFB Ser. 07-26, Class SA, IO,
1.304s, 2037	5,050,651	305,822
IFB Ser. 07-22, Class S, IO,
1.304s, 2037	1,152,686	88,313
IFB Ser. 07-11, Class SA, IO,
1.304s, 2037	1,059,930	73,168
IFB Ser. 07-14, Class SB, IO,
1.304s, 2037	1,008,238	69,353
IFB Ser. 07-51, Class SJ, IO,
1.254s, 2037	1,178,872	93,285
IFB Ser. 06-38, Class SG, IO,
1.154s, 2033	5,076,847	241,957
IFB Ser. 07-51, Class SG, IO,
1.084s, 2037	820,267	44,642
IFB Ser. 07-26, Class SD, IO,
1.048s, 2037	2,506,228	171,440
IFB Ser. 07-9, Class DI, IO,
1.014s, 2037	2,359,066	126,750

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
Government National Mortgage
Association
IFB Ser. 07-48, Class SB, IO,
0.898s, 2037	$1,967,062	$108,506
IFB Ser. 05-65, Class SI, IO,
0.854s, 2035	1,698,620	89,810
IFB Ser. 07-53, Class SG, IO,
0.797s, 2037	840,000	44,764
IFB Ser. 06-14, Class S, IO,
0.754s, 2036	1,592,437	76,477
IFB Ser. 07-9, Class AI, IO,
0.748s, 2037	2,585,727	155,733
IFB Ser. 06-11, Class ST, IO,
0.744s, 2036	991,601	46,980
IFB Ser. 07-36, Class SY, IO,
0.718s, 2037	1,412,204	79,404
IFB Ser. 07-27, Class SD, IO,
0.704s, 2037	1,292,989	56,631
IFB Ser. 07-19, Class SJ, IO,
0.704s, 2037	2,177,714	96,749
IFB Ser. 07-23, Class ST, IO,
0.704s, 2037	2,342,192	95,116
IFB Ser. 07-9, Class CI, IO,
0.704s, 2037	3,070,078	134,158
IFB Ser. 07-7, Class EI, IO,
0.704s, 2037	1,273,275	56,005
IFB Ser. 07-1, Class S, IO,
0.704s, 2037	2,882,184	129,181
IFB Ser. 07-3, Class SA, IO,
0.704s, 2037	2,746,231	122,140
IFB Ser. 07-53, Class SC, IO,
0.703s, 2037	1,527,000	64,884
IFB Ser. 07-53, Class SE, IO,
0.697s, 2037	300,000	15,146
IFB Ser. 07-43, Class SC, IO,
0.348s, 2037	1,926,019	86,891
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	66,180	53,182
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.993s, 2045	334,000	335,705
FRB Ser. 07-GG10, Class AM,
5.993s, 2045	1,162,000	1,175,708
GS Mortgage Securities Corp. II
144A FRB Ser. 03-FL6A, Class L,
9.003s, 2015	214,000	211,860
GSR Mortgage Loan Trust
IFB Ser. 06-4F, Class 4A2, IO,
2.019s, 2036	1,021,850	51,783
IFB Ser. 06-7F, Class 5A2, IO,
1.969s, 2036	1,207,355	54,217
JPMorgan FRB Ser. 07-CB19,
Class AM, 5.937s, 2049	1,359,000	1,348,386
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 07-CB20, Class A3,
5.863s, 2051	834,000	839,705
Ser. 07-CB18, Class AM,
5.466s, 2047	948,000	920,698

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
JPMorgan Chase Commercial
Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.261s, 2051	$1,891,000	$1,916,112
FRB Ser. 07-LD12, Class A3,
6.189s, 2051	2,956,000	2,998,507
FRB Ser. 07-LD11, Class A3,
6.007s, 2049	417,000	421,950
FRB Ser. 07-LD11, Class AM,
6.007s, 2049	523,000	520,877
Ser. 07-CB20, Class A4,
5.837s, 2051	1,001,000	1,010,850
FRB Ser. 07-LDPX, Class AM,
5.464s, 2049	533,000	514,260
JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO,
0.049s, 2051	63,775,000	811,377
LB Commercial Conduit Mortgage
Trust 144A Ser. 99-C1, Class G,
6.41s, 2031	253,101	263,596
LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class AM,
6.114s, 2017	967,000	983,923
Ser. 07-C6, Class A2,
5.845s, 2012	921,000	942,551
Lehman Mortgage Trust
IFB Ser. 07-2, Class 2A13, IO,
1.559s, 2037	2,087,275	129,400
IFB Ser. 06-7, Class 2A4, IO,
1.419s, 2036	4,433,765	196,605
IFB Ser. 06-7, Class 2A5, IO,
1.419s, 2036	4,020,265	228,262
IFB Ser. 06-4, Class 1A3, IO,
0.269s, 2036	1,092,740	14,530
IFB Ser. 06-7, Class 1A3, IO,
0.219s, 2036	1,861,938	19,245
IFB Ser. 07-5, Class 4A3,
9.293s, 2036	841,008	921,137
IFB Ser. 07-5, Class 8A2, IO,
2.589s, 2036	1,532,850	95,650
IFB Ser. 07-4, Class 3A2, IO,
2.069s, 2037	1,141,379	68,304
IFB Ser. 06-5, Class 2A2, IO,
2.019s, 2036	2,106,419	114,763
IFB Ser. 06-9, Class 2A2, IO,
1.489s, 2037	2,486,254	152,574
IFB Ser. 06-6, Class 5A2, IO,
1.369s, 2036	1,655,876	48,011
IFB Ser. 06-6, Class 1A2, IO,
1.369s, 2036	1,750,311	78,042
IFB Ser. 06-6, Class 1A3, IO,
1.369s, 2036	2,418,909	123,030
IFB Ser. 06-5, Class 1A3, IO,
0.269s, 2036	757,770	6,962

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

	Principal amount	Value
Mach One Commercial Mortgage
Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040
(Canada)	$594,000	$483,808
Ser. 04-1A, Class K, 5.45s, 2040
(Canada)	212,000	160,905
Ser. 04-1A, Class L, 5.45s, 2040
(Canada)	96,000	67,886
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO,
0.062s, 2049	56,763,433	820,409
Merrill Lynch Mortgage Investors, Inc.
Ser. 96-C2, Class JS, IO,
2.263s, 2028	1,457,281	116,127
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class AM,
6.022s, 2050	185,000	186,066
Merrill Lynch/Countrywide
Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 6.119s, 2049	402,000	409,713
Mezz Cap Commercial Mortgage
Trust 144A Ser. 04-C1, Class X, IO,
7.798s, 2037	978,519	293,097
Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	1,252,000	1,172,597
FRB Ser. 07-IQ14, Class AM,
5.877s, 2049	247,000	245,595
Morgan Stanley Capital I 144A
Ser. 04-RR, Class F7, 6s, 2039	1,730,000	1,142,476
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1,
5.353s, 2035	1,388,019	1,379,970
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E,
7.236s, 2030	327,112	331,971
Ser. 97-MC2, Class X, IO,
1.795s, 2012	252,110	373
Permanent Financing PLC FRB
Ser. 8, Class 2C, 6.124s, 2042
(United Kingdom)	500,000	496,720
PNC Mortgage Acceptance Corp.
144A Ser. 00-C1, Class J,
6 5/8s, 2010	123,000	106,957
Residential Asset Securitization Trust
IFB Ser. 06-A7CB, Class 1A6, IO,
0.419s, 2036	448,624	6,799
SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035	303,000	301,810
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	162,000	145,262
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)	193,000	165,754
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)	174,000	154,214
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)	167,000	138,434

COLLATERALIZED MORTGAGE OBLIGATIONS (17.6%)* continued

		Principal amount	Value
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
7.095s, 2014 (Ireland)	GBP	226,682	$450,563
FRB Ser. 05-CT1A, Class D,
7.095s, 2014 (Ireland)	GBP	488,885	969,882
URSUS EPC 144A FRB
Ser. 1-A, Class D, 6.938s,
2012 (Ireland)	GBP	241,431	475,953
Wachovia Bank Commercial
Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L,
9.053s, 2018		$477,000	474,176
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035		11,748,471	156,918

Total collateralized mortgage
obligations (cost $96,733,565)			$101,806,373

FOREIGN GOVERNMENT BONDS AND NOTES (16.3%)*

		Principal amount	Value

Argentina (Republic of ) bonds
7s, 2013		$700,000	$611,800
Argentina (Republic of )
bonds Ser. $V, 10 1/2s, 2012	ARS	6,954,000	1,797,609
Argentina (Republic of ) FRB
5.389s, 2012		$7,656,250	6,876,798
Austria (Republic of ) 144A
notes Ser. EMTN, 3.8s, 2013	EUR	1,390,000	1,931,724
Brazil (Federal Republic of )
bonds 6s, 2017		$1,490,000	1,501,175
Canada (Government of )
bonds Ser. WH31, 6s, 2008	CAD	3,680,000	3,745,680
Colombia (Republic of )
notes 10s, 2012		$3,697,000	4,294,066
Ecuador (Republic of ) regs
notes 9 3/8s, 2015		125,000	120,938
Ecuador (Republic of )
12s, 2012		157,080	157,080
France (Government of ) bonds
4s, 2013	EUR	4,730,000	6,662,712
Ghana (Republic of ) bonds
8 1/2s, 2017		$285,000	290,344
Indonesia (Republic of ) bonds
14.275s, 2013	IDR	2,541,000,000	340,978
Indonesia (Republic of ) bonds
14 1/4s, 2013	IDR	7,546,000,000	1,014,635
Ireland (Republic of ) bonds
5s, 2013	EUR	7,500,000	11,068,820
Japan (Government of ) CPI
Linked bonds Ser. 12,
1.2s, 2017	JPY	371,900,000	3,216,131
Japan (Government of ) CPI
Linked bonds Ser. 8, 1s, 2016	JPY	3,940,255,800	33,665,969
Mexican (Government of )
bonds Ser. M 10, 8s, 2015	MXN	17,460,000	1,606,949

FOREIGN GOVERNMENT BONDS AND NOTES (16.3%)* continued

		Principal amount	Value
Russia (Ministry of Finance)
debs. Ser. V, 3s, 2008		$2,445,000	$2,399,279
Spain (Government of ) bonds
5.4s, 2011	EUR	1,000,000	1,485,831
Spain (Kingdom of ) bonds
5s, 2012	EUR	800,000	1,178,380
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	30,690,000	5,435,601
Turkey (Republic of ) unsecured
6 3/4s, 2018 ##		$185,000	183,498
Ukraine (Government of) 144A
sr. unsub. 6.58s, 2016 (S)		1,495,000	1,515,930
Venezuela (Republic of )
unsub. bonds 5 3/8s, 2010		335,000	314,900
Venezuela (Republic of )
notes 10 3/4s, 2013		2,485,000	2,745,925

Total foreign government bonds
and notes (cost $88,281,120)			$94,162,752

CORPORATE BONDS AND NOTES (15.5%)*

		Principal amount	Value

Basic Materials (1.3%)
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s, 2015 (Canada)		$145,000	$129,050
Builders FirstSource, Inc. company
guaranty FRN 9.808s, 2012		270,000	259,875
Compass Minerals International, Inc.
sr. disc. notes stepped-coupon
Ser. B, zero % (12s, 6/1/08), 2013 ††		285,000	287,138
Compass Minerals International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		775,000	802,125
Domtar, Inc. notes 7 7/8s,
2011 (Canada)		105,000	107,888
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. bonds
8 3/8s, 2017		841,000	918,793
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. FRN
8.394s, 2015		150,000	155,813
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes
8 1/4s, 2015		422,000	454,705
Georgia-Pacific Corp. debs.
9 1/2s, 2011		49,000	51,695
Georgia-Pacific Corp. notes
8 1/8s, 2011		55,000	55,825
Gerdau Ameristeel Corp. sr. notes
10 3/8s, 2011 (Canada)		358,000	375,900
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		605,000	665,500
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		462,000	520,905
Lyondell Chemical Co. company
guaranty 6 7/8s, 2017		460,000	500,250

CORPORATE BONDS AND NOTES (15.5%)* continued

		Principal amount	Value
Basic Materials continued
Momentive Performance
Materials, Inc. 144A sr. notes
9 3/4s, 2014		$262,000	$259,380
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		224,000	238,840
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		136,000	142,800
NewPage Corp. company
guaranty 10s, 2012		56,000	58,940
NewPage Holding Corp.
sr. notes FRN 12.36s, 2013 ‡‡		70,000	68,600
Norske Skog Canada, Ltd.
company guaranty Ser. D,
8 5/8s, 2011 (Canada)		15,000	11,700
Novelis, Inc. company guaranty
7 1/4s, 2015		113,000	109,045
Rockwood Specialties
Group, Inc. company guaranty
7 5/8s, 2014	EUR	300,000	421,221
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015		$491,000	473,815
Stone Container Corp.
sr. notes 8 3/8s, 2012		240,000	240,000
Stone Container Finance
company guaranty 7 3/8s,
2014 (Canada)		360,000	343,800
			7,653,603

Capital Goods (0.7%)
Alliant Techsystems, Inc. sr. sub.
notes 6 3/4s, 2016		460,000	455,400
Berry Plastics Holding Corp.
sec. notes 8 7/8s, 2014		264,000	269,940
Bombardier, Inc. 144A
sr. notes 8s, 2014 (Canada)		315,000	329,963
Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		650,000	667,063
General Cable Corp. company
guaranty FRN 7.606s, 2015		190,000	184,300
L-3 Communications Corp.
company guaranty 6 1/8s, 2013		610,000	599,325
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		574,000	551,040
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		29,000	27,260
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		710,000	734,850
TD Funding Corp. company
guaranty 7 3/4s, 2014		105,000	106,050
Tekni-Plex, Inc. sec. notes
10 7/8s, 2012		135,000	145,125
			4,070,316

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value
Communication Services (0.9%)
American Cellular Corp. company
guaranty 9 1/2s, 2009	$195,000	$198,413
American Tower Corp. 144A
sr. notes 7s, 2017	390,000	391,463
Cincinnati Bell, Inc. company
guaranty 7s, 2015	578,000	557,770
Cricket Communications, Inc.
144A company guaranty
9 3/8s, 2014	435,000	441,525
Digicel, Ltd. 144A sr. notes 9 1/4s,
2012 (Jamaica)	170,000	174,675
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	768,000	735,360
iPCS, Inc. 144A sec. FRN
7.481s, 2013	140,000	135,800
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	90,000	91,800
PAETEC Holding Corp. 144A
sr. notes 9 1/2s, 2015	150,000	150,000
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	353,000	357,413
Qwest Corp. notes 8 7/8s, 2012	1,501,000	1,637,966
Qwest Corp. sr. unsec. notes
7 1/2s, 2014	75,000	78,000
Rural Cellular Corp. 144A sr. sub.
notes FRN 8.621s, 2013	195,000	199,875
West Corp. company guaranty
9 1/2s, 2014	129,000	133,193
		5,283,253

Consumer Cyclicals (2.2%)
Boyd Gaming Corp. sr. sub. notes
7 3/4s, 2012	165,000	169,538
Boyd Gaming Corp. sr. sub. notes
6 3/4s, 2014	134,000	131,320
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	337,021	330,281
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	515,000	543,325
Ford Motor Credit Corp. notes
7 7/8s, 2010	245,000	239,493
Ford Motor Credit Corp. notes
7 3/8s, 2009	195,000	191,209
Ford Motor Credit Corp. sr. notes
9 7/8s, 2011	621,000	630,329
Ford Motor Credit Corp. sr. unsec.
9 3/4s, 2010	444,000	452,963
Ford Motor Credit Corp. sr. unsec.
FRN 8.11s, 2012	126,000	119,077
Hanesbrands, Inc. company
guaranty FRN Ser. B, 8.784s, 2014	310,000	308,450
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	725,000	730,438

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value
Consumer Cyclicals continued
Jostens IH Corp. company guaranty
7 5/8s, 2012	$600,000	$610,500
K. Hovnanian Enterprises, Inc.
company guaranty 8 7/8s, 2012	138,000	103,500
Levi Strauss & Co. sr. notes
9 3/4s, 2015	651,000	683,550
Levi Strauss & Co. sr. notes
8 7/8s, 2016	285,000	293,550
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	352,000	277,640
Meritage Homes Corp. sr. notes
7s, 2014	45,000	36,000
Meritor Automotive, Inc. notes
6.8s, 2009	71,000	69,758
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	468,000	489,060
MGM Mirage, Inc. company
guaranty 6s, 2009	1,009,000	1,001,433
NTK Holdings, Inc. sr. disc. notes
zero %, 2014	104,000	63,960
Oxford Industries, Inc. sr. notes
8 7/8s, 2011	460,000	464,600
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	337,000	341,213
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	320,000	302,800
Quebecor Media notes 7 3/4s,
2016 (Canada) ##	75,000	72,000
Scientific Games Corp. company
guaranty 6 1/4s, 2012	626,000	603,308
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014	300,000	302,250
Standard Pacific Corp. sr. notes
7 3/4s, 2013	46,000	35,420
Station Casinos, Inc. sr. notes 6s,
2012	318,000	302,100
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	70,000	70,525
Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	421,000	419,948
THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	255,000	221,213
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	288,000	239,760
Vertis, Inc. company guaranty
Ser. B, 10 7/8s, 2009	661,000	639,518
Vertis, Inc. 144A sub. notes
13 1/2s, 2009	170,000	125,800
Wimar Opco, LLC. 144A sr. sub.
notes 9 5/8s, 2014	1,000,000	775,000
Wynn Las Vegas, LLC/Wynn
Las Vegas Capital Corp. 1st mtge.
6 5/8s, 2014	555,000	543,900
		12,934,729

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value
Consumer Staples (2.0%)
Affinity Group, Inc. sr. sub. notes
9s, 2012	$545,000	$555,900
AMC Entertainment, Inc. company
guaranty 11s, 2016	251,000	267,315
AMC Entertainment, Inc. sr. sub.
notes 8s, 2014	205,000	195,263
Archibald Candy Corp. company
guaranty 10s, 2007 (In default) (F) †	90,153	4,711
Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	285,000	279,300
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	167,000	161,990
CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	8,000	7,480
CCH I, LLC/Capital Corp. sec. notes
11s, 2015	482,000	488,025
CCH II, LLC/Capital Corp. sr. unsec.
notes Ser. B, 10 1/4s, 2010	1,099,000	1,142,960
CCH, LLC/Capital Corp. sr. unsec.
notes 10 1/4s, 2010	86,000	87,935
Church & Dwight Co., Inc. company
guaranty 6s, 2012	444,000	427,350
Cinemark, Inc. sr. disc. notes
stepped-coupon zero % (9 3/4s,
3/15/09), 2014 ††	500,000	472,500
CSC Holdings, Inc. sr. notes
6 3/4s, 2012	543,000	522,638
Dean Foods Co. company guaranty
7s, 2016	134,000	127,300
Del Monte Corp. company guaranty
6 3/4s, 2015	320,000	307,200
Del Monte Corp. sr. sub. notes
8 5/8s, 2012	560,000	568,400
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	718,000	681,203
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	2,119,000	2,129,595
Interpublic Group of Companies, Inc.
notes 6 1/4s, 2014	118,000	105,610
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
10s, 2014	186,000	196,695
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	140,000	98,000
Playtex Products, Inc. company
guaranty 8s, 2011	465,000	489,413
Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012	371,000	374,710
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	471,000	488,663
Rental Services Corp. company
guaranty 9 1/2s, 2014	261,000	249,255
Rite Aid Corp. company
guaranty 9 3/8s, 2015	330,000	306,900
Rite Aid Corp. sec. notes
7 1/2s, 2017	315,000	296,494

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value
Consumer Staples continued
United Rentals NA, Inc. sr. sub.
notes 7s, 2014	$287,000	$292,740
Young Broadcasting, Inc. company
guaranty 10s, 2011	239,000	220,478
Young Broadcasting, Inc. sr. sub.
notes 8 3/4s, 2014	83,000	69,720
		11,615,743

Energy (3.1%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	1,347,000	1,320,060
Chaparral Energy, Inc. 144A
sr. notes 8 7/8s, 2017	320,000	300,000
CHC Helicopter Corp. sr. sub.
notes 7 3/8s, 2014 (Canada)	812,000	771,400
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	269,000	276,734
Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	1,031,000	1,059,353
Chesapeake Energy Corp. sr. notes
7s, 2014	279,000	280,744
Complete Production Services, Inc.
company guaranty 8s, 2016	515,000	509,206
Comstock Resources, Inc. sr. notes
6 7/8s, 2012	510,000	490,875
Denbury Resources, Inc. sr. sub.
notes 7 1/2s, 2015	315,000	322,875
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	425,000	422,875
Forest Oil Corp. sr. notes 8s, 2011	540,000	560,250
Harvest Operations Corp. sr. notes
7 7/8s, 2011 (Canada)	584,000	565,020
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	517,000	483,395
Lukoil International Finance 144A
company guaranty 6.356s, 2017
(Netherlands)	900,000	864,000
Massey Energy Co. sr. notes
6 5/8s, 2010	273,000	266,858
Newfield Exploration Co. sr. sub.
notes 6 5/8s, 2014	348,000	341,910
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	655,000	635,350
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	389,483	402,496
Pacific Energy Partners/Pacific
Energy Finance Corp. sr. notes
7 1/8s, 2014	355,000	364,024
Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)	406,000	424,344
Pemex Project Funding Master Trust
company guaranty 5 3/4s, 2015	5,838,000	5,841,585
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	309,000	325,995
Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	70,000	68,600

CORPORATE BONDS AND NOTES (15.5%)* continued

		Principal amount	Value
Energy continued
Plains Exploration & Production Co.
company guaranty 7s, 2017		$80,000	$74,800
Pride International, Inc. sr. notes
7 3/8s, 2014		826,000	846,650
			17,819,399

Financial (2.5%)
Banco Do Brasil 144A sr. unsec.
9 3/4s, 2017 (Cayman Islands)		536,000	273,559
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 7.358s,
2012 (Cayman Islands)		1,445,000	1,430,622
Finova Group, Inc. notes
7 1/2s, 2009		413,755	80,682
General Motors Acceptance
Corp. notes 7 3/4s, 2010		90,000	89,268
General Motors Acceptance
Corp. notes 7s, 2012		40,000	38,018
General Motors Acceptance
Corp. notes 6 7/8s, 2012		637,000	597,496
General Motors Acceptance
Corp. notes 6 7/8s, 2011		85,000	80,891
General Motors Acceptance
Corp. notes 6 3/4s, 2014		1,139,000	1,032,363
General Motors Acceptance
Corp. notes FRN 7.821s, 2014		306,000	282,101
General Motors Acceptance
Corp. sr. unsub. notes
5.85s, 2009		33,000	32,299
GMAC LLC unsub. notes
6 5/8s, 2012		810,000	758,034
HUB International Holdings, Inc.
144A sr. notes 9s, 2014		65,000	62,400
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s,
2015		95,000	88,350
JPMorgan Chase & Co. 144A
0.195s, 2012	INR	19,000,000	505,522
Lehman Brothers Holdings, Inc.
sr. unsec. 6.2s, 2014		$1,205,000	1,209,773
Leucadia National Corp.
sr. unsec. 7 1/8s, 2017		252,000	240,030
Leucadia National Corp.
sr. unsec. 8 1/8s, 2015		100,000	100,625
Morgan Stanley sr. unsec.
bonds 5.182s, 2017	BRL	1,850,000	985,862
Petroplus Finance, Ltd.
company guaranty 6 3/4s,
2014 (Bermuda)		$355,000	340,800
Realogy Corp. 144A
sr. notes 10 1/2s, 2014		695,000	592,488
RSHB Capital SA for OJSC
Russian Agricultural Bank notes
6.299s, 2017 (Luxembourg)		955,000	899,037
UBS Luxembourg SA for
Sberbank unsec. sub. notes
stepped-coupon 6.23s (7.429s,
2/11/10), 2015 (Luxembourg) ††		1,400,000	1,402,100

CORPORATE BONDS AND NOTES (15.5%)* continued

	Principal amount	Value
Financial continued
USI Holdings Corp. 144A sr. notes
FRN 9.433s, 2014	$60,000	$57,000
VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)	3,010,000	3,142,139
		14,321,459

Health Care (1.2%)
Community Health Systems, Inc.
144A sr. notes 8 7/8s, 2015	815,000	837,413
DaVita, Inc. company guaranty
6 5/8s, 2013	153,000	151,853
HCA, Inc. notes 6 3/8s, 2015	212,000	180,730
HCA, Inc. notes 5 3/4s, 2014	260,000	218,075
HCA, Inc. 144A sec. notes
9 1/4s, 2016	645,000	685,313
HCA, Inc. 144A sec. sr. notes
9 5/8s, 2016 ‡‡	550,000	587,125
Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	740,000	686,350
Service Corporation International
sr. notes 7s, 2017	170,000	167,025
Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	724,000	704,090
Surgical Care Affiliates, Inc. 144A
sr. notes 8 7/8s, 2015 ‡‡	100,000	95,000
Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	100,000	96,000
Tenet Healthcare Corp. notes
7 3/8s, 2013	390,000	330,525
Tenet Healthcare Corp. sr. notes
9 7/8s, 2014	299,000	273,585
US Oncology, Inc. company
guaranty 9s, 2012	485,000	488,638
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	491,000	476,270
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	305,000	331,688
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	201,000	203,513
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	173,000	172,568
		6,685,761

Technology (0.5%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	334,000	307,280
CHR Intermediate Holding Corp.
144A sr. notes 12.871s, 2013 ‡‡	175,000	178,063
Compucom Systems, Inc. sr. sub.
notes 12 1/2s, 2015	155,000	151,125
Freescale Semiconductor, Inc.
sr. sec. notes 10 1/8s, 2016 (S)	384,000	357,120
Freescale Semiconductor, Inc.
sr. unsec. 9 1/8s, 2014 ‡‡	383,000	354,275
Freescale Semiconductor, Inc.
sr. unsec. 8 7/8s, 2014	552,000	532,680
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	700,000	708,750

CORPORATE BONDS AND NOTES (15.5%)* continued

		Principal amount	Value
Technology continued
New ASAT Finance, Ltd.
company guaranty 9 1/4s, 2011
(Cayman Islands)		$13,000	$9,750
SunGard Data Systems, Inc.
company guaranty 9 1/8s, 2013		340,000	353,600
Xerox Corp. sr. notes
9 3/4s, 2009	EUR	140,000	210,250
			3,162,893

Utilities & Power (1.1%)
AES Corp. (The) sr. notes
8 7/8s, 2011		$54,000	56,430
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013		460,000	481,850
CMS Energy Corp. sr. notes
7 3/4s, 2010		180,000	188,292
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015		174,000	171,134
Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016		151,000	156,285
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013		172,000	176,300
Edison Mission Energy 144A
sr. notes 7.2s, 2019		275,000	270,875
Edison Mission Energy 144A
sr. notes 7s, 2017		195,000	192,075
Ferrellgas LP/Finance sr. notes
6 3/4s, 2014		520,000	507,000
Kinder Morgan, Inc. sr. notes
6 1/2s, 2012		1,950,000	1,932,938
NRG Energy, Inc. sr. notes
7 3/8s, 2016		235,000	235,588
Orion Power Holdings, Inc.
sr. notes 12s, 2010		655,000	717,225
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013		517,000	527,500
Teco Energy, Inc. notes 7.2s, 2011		185,000	193,006
Teco Energy, Inc. notes 7s, 2012		280,000	290,457
Teco Energy, Inc. sr. notes
6 3/4s, 2015		32,000	32,751
Utilicorp United, Inc. sr. notes
9.95s, 2011		18,000	19,607
Williams Cos., Inc. (The) notes
8 1/8s, 2012		150,000	161,625
Williams Partners LP/ Williams
Partners Finance Corp. company
guaranty 7 1/4s, 2017		145,000	147,900
			6,458,838

Total corporate bonds and notes
(cost $91,187,001)			$90,005,994

ASSET-BACKED SECURITIES (11.1%)*

	Principal amount	Value
Accredited Mortgage Loan Trust
FRB Ser. 05-4, Class A2C,
5.341s, 2035	$34,000	$33,391
Ace Securities Corp. FRB
Ser. 06-HE3, Class A2C,
5.281s, 2036	115,000	110,011
Ameriquest Finance NIM Trust
144A Ser. 04-RN9, Class N2,
10s, 2034 (Cayman Islands)	58,843	29,421
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	383,000	391,029
Ser. 04-1A, Class E, 6.42s, 2039	361,000	353,463
Argent Securities, Inc. FRB
Ser. 06-W4, Class A2C, 5.291s,
2036	204,000	197,880
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.631s, 2036	52,000	11,469
Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
5.321s, 2036	57,000	55,462
FRB Ser. 06-HE4, Class A5,
5.291s, 2036	148,000	142,070
Asset Backed Securities Corp.
Home Equity Loan Trust 144A
FRB Ser. 06-HE2, Class M10,
7.631s, 2036	509,000	76,350
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1,
6.196s, 2033	270,001	270,001
Bank One Issuance Trust
FRB Ser. 03-C4, Class C4,
6.783s, 2011	340,000	339,469
Bear Stearns Asset Backed
Securities Trust IFB Ser. 07-AC5,
Class A6, IO, 1.419s, 2037	6,084,545	243,382
Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 04-FR3, Class M6,
8.381s, 2034	286,000	214,500
FRB Ser. 06-PC1, Class M9,
6.881s, 2035	185,000	44,400
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10,
7.381s, 2036	270,000	64,800
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	526,097	361,609
Ser. 00-A, Class A2, 7.575s, 2030	143,998	101,070
Ser. 99-B, Class A4, 7.3s, 2016	684,700	442,136
Ser. 99-B, Class A3, 7.18s, 2015	1,152,284	726,299
FRB Ser. 00-A, Class A1,
5.913s, 2030	151,330	86,258
Capital Auto Receivables Asset
Trust 144A Ser. 06-1, Class D,
7.16s, 2013	500,000	500,605

ASSET-BACKED SECURITIES (11.1%)* continued

	Principal amount	Value
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.833s, 2010	$350,000	$350,214
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
7.631s, 2035	304,000	91,200
FRB Ser. 05-HE4, Class M12,
7.181s, 2035	457,000	91,400
FRB Ser. 05-OPT1, Class M1,
5.551s, 2035	52,000	49,375
IFB Ser. 07-6, Class 2A5, IO,
1.519s, 2037	1,941,532	76,691
Conseco Finance
Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	1,127,205	1,041,653
Ser. 00-4, Class A6, 8.31s, 2032	3,582,616	2,963,493
Ser. 00-5, Class A7, 8.2s, 2032	476,000	425,001
Ser. 00-1, Class A5, 8.06s, 2031	1,038,136	834,239
Ser. 00-4, Class A5, 7.97s, 2032	206,231	178,513
Ser. 00-5, Class A6, 7.96s, 2032	771,000	708,987
FRB Ser. 02-1, Class M1A,
7.715s, 2033	2,196,000	2,088,758
Ser. 01-3, Class M2, 7.44s, 2033	77,353	4,254
FRB Ser. 01-4, Class M1,
7.415s, 2033	295,000	148,232
Ser. 01-4, Class A4, 7.36s, 2033	234,908	245,422
Ser. 00-6, Class A5, 7.27s, 2031	84,325	84,801
Ser. 01-1, Class A5, 6.99s, 2032	913,213	855,450
Ser. 01-3, Class A4, 6.91s, 2033	2,879,391	2,870,882
Ser. 02-1, Class A, 6.681s, 2033	1,086,196	1,108,832
Countrywide Asset Backed
Certificates FRB Ser. 05-14,
Class 3A2, 5.371s, 2036	38,000	37,075
Countrywide Asset Backed NIM
Certificates 144A Ser. 04-BC1N,
Class Note, 5 1/2s, 2035	240	96
Countrywide Home Loans
Ser. 06-0A5, Class X, IO,
2.435s, 2046	3,972,208	134,062
Ser. 05-2, Class 2X, IO,
zero %, 2035	3,710,936	78,857
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
0.621s, 2035	3,743,784	130,690
Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038 (Cayman Islands)	431,000	345,878
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	277,000	276,403
FHLMC Structured Pass Through
Securities IFB Ser. T-56, Class 2ASI,
IO, 2.969s, 2043	800,842	69,823
First Chicago Lennar Trust
144A Ser. 97-CHL1, Class E,
8.094s, 2039	731,029	742,452
First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 5.281s, 2036	173,000	164,728

ASSET-BACKED SECURITIES (11.1%)* continued

		Principal amount	Value
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
5.461s, 2036		$244,000	$231,800
FRB Ser. 06-2, Class 2A3,
5.301s, 2036		353,000	342,410
Fremont NIM Trust 144A
Ser. 04-3, Class B,
7 1/2s, 2034		41,578	333
Ser. 04-3, Class A,
4 1/2s, 2034		1,452	21
Gears Auto Owner Trust
144A Ser. 05-AA, Class E1,
8.22s, 2012		687,000	683,553
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C,
7.589s, 2043
(United Kingdom)	GBP	1,026,508	2,123,347
FRB Ser. 03-2, Class 2C1,
5.2s, 2043 (United Kingdom)	EUR	1,430,000	2,027,612
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$861,059	898,666
Ser. 94-4, Class B2,
8.6s, 2019		379,723	299,888
Ser. 93-1, Class B,
8.45s, 2018		493,104	471,000
Ser. 99-5, Class A5,
7.86s, 2030		4,304,392	3,938,519
Ser. 96-8, Class M1,
7.85s, 2027		387,000	361,027
Ser. 95-8, Class B1,
7.3s, 2026		362,579	337,770
Ser. 95-4, Class B1,
7.3s, 2025		371,800	384,347
Ser. 97-6, Class M1,
7.21s, 2029		982,000	942,193
Ser. 99-3, Class A7,
6.74s, 2031		733,000	741,246
Greenpoint Manufactured Housing
Ser. 00-3, Class IA,
8.45s, 2031		1,805,055	1,750,194
Ser. 99-5, Class M1A,
8.3s, 2026		157,000	145,162
Ser. 99-5, Class A4, 7.59s,
2028		61,312	62,663
GS Auto Loan Trust 144A
Ser. 04-1, Class D, 5s, 2011		365,777	365,470
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.281s, 2036		526,000	502,046
Guggenheim Structured Real
Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E,
7.131s, 2030 (Cayman Islands)		379,000	337,121
FRB Ser. 05-1A, Class E,
6.931s, 2030 (Cayman Islands)		83,886	75,413
HASCO NIM Trust 144A
Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)		189,459	128,832

ASSET-BACKED SECURITIES (11.1%)* continued

		Principal amount	Value
Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 5.461s,
2036		$122,000	$112,269
JPMorgan Mortgage Acquisition
Corp. FRB Ser. 06-FRE1,
Class A4, 5.421s, 2035		103,000	99,076
Lehman XS Trust FRB Ser. 07-6,
Class 2A1, 5.341s, 2037		1,387,028	1,352,385
LNR CDO, Ltd. 144A FRB
Ser. 02-1A, Class FFL, 7.886s,
2037 (Cayman Islands)		1,260,000	1,176,588
Long Beach Mortgage
Loan Trust
FRB Ser. 06-4, Class 2A4,
5.391s, 2036		117,000	107,874
FRB Ser. 06-1, Class 2A3,
5.321s, 2036		161,000	156,170
Lothian Mortgages PLC 144A
FRB Ser. 3A, Class D, 6.839s,
2039 (United Kingdom)	GBP	900,000	1,774,416
Madison Avenue Manufactured
Housing Contract FRB
Ser. 02-A, Class B1, 8.381s,
2032		$1,046,356	816,158
MASTR Asset Backed Securities
NIM Trust 144A Ser. 04-HE1A,
Class Note, 5.191s, 2034
(Cayman Islands)		2,521	1,512
Mastr Asset Backed Securities
Trust FRB Ser. 06-FRE2,
Class A4, 5.281s, 2036		61,000	58,827
MBNA Credit Card Master
Note Trust FRB Ser. 03-C5,
Class C5, 6.933s, 2010		350,000	350,436
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s,
2035 (Cayman Islands)
(In default) †		5,668	5,583
Mid-State Trust Ser. 11, Class B,
8.221s, 2038		121,342	116,799
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
8.331s, 2034		214,000	128,400
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E,
5s, 2012		21,694	21,626
Navistar Financial Corp.
Owner Trust
Ser. 05-A, Class C,
4.84s, 2014		152,001	146,876
Ser. 04-B, Class C,
3.93s, 2012		68,829	66,054
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
5.291s, 2036		146,000	139,926
FRB Ser. 06-2, Class A2C,
5.281s, 2036		146,000	138,434

ASSET-BACKED SECURITIES (11.1%)* continued

		Principal amount	Value
Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1,
7.96s, 2027		$1,034,346	$709,684
Ser. 99-D, Class A1,
7.84s, 2029		987,112	773,241
Ser. 00-A, Class A2,
7.765s, 2017		142,541	126,876
Ser. 95-B, Class B1,
7.55s, 2021		364,000	236,600
Ser. 00-D, Class A4,
7.4s, 2030		1,022,000	660,480
Ser. 02-B, Class A4,
7.09s, 2032		407,588	393,854
Ser. 99-B, Class A4,
6.99s, 2026		1,066,613	1,013,283
Ser. 01-D, Class A4,
6.93s, 2031		738,085	574,827
Ser. 01-E, Class A4,
6.81s, 2031		933,541	828,349
Ser. 01-C, Class A2,
5.92s, 2017		967,164	486,812
Ser. 02-C, Class A1,
5.41s, 2032		1,273,382	1,173,507
Ser. 01-D, Class A2,
5.26s, 2019		147,937	107,160
Ser. 01-E, Class A2,
5.05s, 2019		1,049,679	797,756
Ser. 02-A, Class A2,
5.01s, 2020		272,357	248,348
Oakwood Mortgage
Investors, Inc. 144A
Ser. 01-B, Class A4,
7.21s, 2030		203,568	181,693
FRB Ser. 01-B, Class A2,
6.128s, 2018		54,959	50,225
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 12s,
2018 (Ireland)		885,000	752,250
FRB Ser. 05-A, Class E, 10.1s,
2012 (Ireland)		238,000	221,364
Option One Mortgage Loan
Trust FRB Ser. 05-4, Class M11,
7.631s, 2035		509,000	162,880
Park Place Securities, Inc. FRB
Ser. 04-MCW1, Class A2,
5.511s, 2034		109,631	105,246
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034		5,729	5,443
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s,
2042 (United Kingdom)	GBP	887,000	1,801,757
FRB Ser. 3, Class 3C, 6.874s,
2042 (United Kingdom)		$350,000	343,385

ASSET-BACKED SECURITIES (11.1%)* continued

		Principal amount	Value
Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
5.321s, 2036		$194,000	$188,810
FRB Ser. 07-RZ1, Class A2,
5.291s, 2037		176,000	166,266
Residential Asset Securities Corp.
Ser. 01-KS3, Class AII, 5.965s,
2031		1,763,124	1,704,853
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
7.881s, 2035		395,000	82,950
Residential Asset Securitization
Trust IFB Ser. 07-A3, Class 2A2,
IO, 1.559s, 2037		4,908,060	297,749
Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
7.01s, 2038 (United Kingdom)	GBP	150,000	300,644
Rural Housing Trust Ser. 87-1,
Class D, 6.33s, 2026		$12,204	12,297
SAIL Net Interest
Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s,
2033 (Cayman Islands)
(In default) †		17,341	52
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands) (In default) †		75,194	2,256
Ser. 03-10A, Class A, 7 1/2s,
2033 (Cayman Islands)
(In default) †		49,754	5
Ser. 03-5, Class A, 7.35s,
2033 (Cayman Islands) (In default) †		12,185	244
Ser. 03-8A, Class A, 7s,
2033 (Cayman Islands)
(In default) †		7,301	29
Ser. 03-9A, Class A, 7s,
2033 (Cayman Islands)
(In default) †		10,294	10
Ser. 03-6A, Class A, 7s,
2033 (Cayman Islands)
(In default) †		3,426	58
Ser. 03-7A, Class A, 7s,
2033 (Cayman Islands)
(In default) †		20,842	83
Sasco Net Interest Margin Trust
144A Ser. 03-BC1, Class B,
zero %, 2033 (Cayman Islands)		273,210	27
Securitized Asset Backed
Receivables, LLC FRB
Ser. 07-NC2, Class A2B,
5.271s, 2037		165,000	160,050
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D,
Principal Only (PO), 5.341s,
2036		246,000	230,477

ASSET-BACKED SECURITIES (11.1%)* continued

	Principal amount	Value
Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
5.301s, 2036	$117,000	$113,636
FRB Ser. 06-3, Class A3, 5.291s,
2036	529,000	510,940
Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
7.631s, 2036	392,000	58,800
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.58s, 2038
(Cayman Islands)	140,000	91,000
Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
5.391s, 2036	117,000	108,516
Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 7.631s, 2035	436,000	43,600
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.87s, 2015	1,772,846	1,744,038
Structured Asset Securities Corp.
Ser. 07-4, Class 1A4, IO,
1s, 2037	4,601,643	145,374
Ser. 07-4, Class 1A3, IO,
1.12s, 2037	4,516,145	211,279
Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
0.303s, 2037	5,266,663	169,974
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	467,000	399,094
TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037
(Cayman Islands)	390,000	334,043
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.26s, 2044 (United Kingdom)	570,530	560,089

Total asset-backed securities
(cost $66,993,378)		$64,304,841

SENIOR LOANS (8.2%)* (c)

	Principal amount	Value

Basic Materials (0.8%)
Aleris International, Inc. bank term
loan FRN Ser. B, 7.565s, 2013	$274,311	$261,144
Celanese Corp. bank term loan
FRN Ser. B, 7.11s, 2014	299,250	293,125
Domtar Corp. bank term loan FRN
7.185s, 2014 (Canada)	360,000	350,370
Georgia-Pacific Corp. bank term
loan FRN Ser. B, 7.424s, 2013	835,125	816,897
Georgia-Pacific Corp. bank term
loan FRN Ser. B2, 7.402s, 2012	298,500	291,985
Hexion Specialty Chemicals, Inc.
bank term loan FRN 7 5/8s, 2013	248,125	244,093

SENIOR LOANS (8.2%)* (c) continued

	Principal amount	Value
Basic Materials continued
Hexion Specialty Chemicals, Inc.
bank term loan FRN Ser. C,
7 5/8s, 2013	$20,000	$19,675
Innophos, Inc. bank term loan FRN
7.38s, 2010	190,191	187,339
Lyondell Chemical Co. bank term
loan FRN Ser. B, 6.63s, 2013	99,000	98,273
Momentive Performance
Materials, Inc. bank term loan FRN
7.813s, 2013	198,500	193,579
Novelis, Inc. bank term loan FRN
Ser. B, 7.2s, 2014	232,230	225,167
Novelis, Inc. bank term loan FRN
Ser. B, 7.2s, 2014	510,907	495,367
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
6.858s, 2012	1,366,960	1,327,660
		4,804,674

Capital Goods (0.2%)
Berry Plastics Holding Corp. bank
term loan FRN 7.36s, 2015	149,250	145,492
Graham Packaging Co., LP bank
term loan FRN 7.732s, 2011	99,500	97,883
Hexcel Corp. bank term loan FRN
Ser. B, 7.193s, 2012	283,878	275,362
Mueller Water Products, Inc. bank
term loan FRN Ser. B, 7.108s, 2014	357,845	350,688
Polypore, Inc. bank term loan FRN
Ser. B, 7.38s, 2014	105,000	101,063
Terex Corp. bank term loan FRN
Ser. D, 6.948s, 2013	49,375	48,881
Transdigm, Inc. bank term loan FRN
7.2s, 2013	250,000	244,583
		1,263,952

Communication Services (0.5%)
American Cellular Corp. bank term
loan FRN 7.36s, 2014	174,563	173,399
Consolidated Communications
Holdings, Inc. bank term loan FRN
Ser. D, 6.948s, 2011	124,255	122,779
Fairpoint Communications, Inc.
bank term loan FRN Ser. B, 7s, 2012	543,116	532,424
Hawaiian Telcom
Communications, Inc. bank term
loan FRN Ser. C, 7.45s, 2014	583,538	564,451
Intelsat, Ltd. bank term loan FRN
Ser. B, 7.36s, 2013 (Bermuda)	595,500	588,205
MetroPCS Wireless, Inc. bank term
loan FRN 7.579s, 2013	247,500	243,045
PanAmSat Corp. bank term loan
FRN Ser. B, 7.36s, 2013	595,500	587,312
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 7.13s, 2013	179,643	176,229
		2,987,844

SENIOR LOANS (8.2%)* (c) continued

	Principal amount	Value
Consumer Cyclicals (2.0%)
Adesa, Inc. bank term loan FRN
7.45s, 2013	$548,625	$527,856
CCM Merger, Inc. bank term loan
FRN Ser. B, 7.417s, 2012	109,726	106,297
Cenveo, Inc. bank term loan FRN
6.988s, 2014	240,812	233,889
Cenveo, Inc. bank term loan FRN
6.988s, 2014	8,024	7,794
Claire’s Stores, Inc. bank term loan
FRN 7.948s, 2014	588,525	548,800
Coinmach Corp. bank term loan
FRN Ser. B-1, 8.043s, 2012	248,235	246,994
Cooper Tire & Rubber Co. bank
term loan FRN Ser. B, 7 3/4s, 2012	224,000	218,610
Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. C,
7 3/4s, 2012	559,874	546,402
Dex Media West, LLC bank term
loan FRN Ser. B1, 7.041s, 2010	392,287	388,241
GateHouse Media, Inc. bank term
loan FRN 7.51s, 2014	513,424	469,783
GateHouse Media, Inc. bank term
loan FRN 7.372s, 2014	191,576	175,292
GateHouse Media, Inc. bank term
loan FRN Ser. B, 7.72s, 2014	220,000	201,300
Golden Nugget, Inc. bank term
loan FRN Ser. B, 7.46s, 2014	101,818	98,891
Golden Nugget, Inc. bank term
loan FRN Ser. DD, 7 1/2s, 2014(U)	58,182	56,509
Goodman Global Holdings, Inc.
bank term loan FRN Ser. C,
7.188s, 2011	589,221	571,545
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 7.1s, 2010	1,550,000	1,499,303
Isle of Capri Casinos, Inc. bank
term loan FRN 6.886s, 2014	209,804	201,202
Isle of Capri Casinos, Inc. bank term
loan FRN Ser. A, 7.11s, 2014 (U)	62,941	60,361
Isle of Capri Casinos, Inc. bank term
loan FRN Ser. B, 6.886s, 2014	83,712	80,280
Lear Corp bank term loan FRN
7.789s, 2013	515,000	502,053
Michaels Stores, Inc. bank term
loan FRN Ser. B, 7.638s, 2013	329,171	318,802
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.448s, 2013	464,285	456,533
R.H. Donnelley, Inc. bank term
loan FRN 7.032s, 2011	667,910	659,469
R.H. Donnelley, Inc. bank term
loan FRN Ser. D1, 7.045s, 2011	371,859	366,002
Reader’s Digest Association, Inc.
(The) bank term loan FRN
7.347s, 2014	422,878	399,619
Standard-Pacific Corp. bank term
loan FRN Ser. B, 7.02s, 2013	90,000	82,838
Sun Media Corp. bank term loan FRN
Ser. B, 7.108s, 2009 (Canada)	136,690	133,956

SENIOR LOANS (8.2%)* (c) continued

	Principal amount	Value
Consumer Cyclicals continued
Tribune Co. bank term loan FRN
Ser. B, 8.359s, 2014	$957,600	$868,490
Trump Hotel & Casino Resort, Inc.
bank term loan FRN 7.862s, 2012	171,501	168,499
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
7.9s, 2012	171,500	168,499
TRW Automotive, Inc. bank term
loan FRN Ser. B, 6 7/8s, 2014	185,000	182,787
United Components, Inc. bank term
loan FRN Ser. D, 7.8s, 2012	460,000	448,500
Visant Holding Corp. bank term
loan FRN Ser. C, 7.198s, 2010	363,793	360,155
		11,355,551

Consumer Staples (2.3%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 7.987s, 2013	719,158	702,378
Cablevision Systems Corp. bank
term loan FRN 7.569s, 2013	1,086,250	1,070,046
Cebridge Connections, Inc.
bank term loan FRN Ser. B,
7.377s, 2013	697,377	669,221
Charter Communications, Inc.
bank term loan FRN 7.85s, 2014	200,000	191,000
Charter Communications, Inc.
bank term loan FRN 7.36s, 2014	1,941,340	1,872,527
Charter Communications, Inc.
bank term loan FRN Ser. B,
7.36s, 2014	50,000	48,228
Cinemark, Inc. bank term loan FRN
7.271s, 2013	306,463	297,738
Citadel Communications bank term
loan FRN Ser. B, 6.794s, 2014	425,000	404,414
Dean Foods Co. bank term loan
FRN Ser. B, 6.7s, 2014	746,250	726,941
Gray Television, Inc. bank term
loan FRN Ser. B, 6.86s, 2014	200,000	192,000
Idearc, Inc. bank term loan FRN
Ser. B, 7.2s, 2014	1,220,000	1,200,302
Insight Midwest, LP bank term loan
FRN 7.35s, 2014	193,075	188,942
Jarden Corp. bank term loan FRN
Ser. B1, 6.948s, 2012	273,594	265,514
Jarden Corp. bank term loan FRN
Ser. B2, 6.948s, 2012	124,364	120,691
Mediacom Communications Corp.
bank term loan FRN Ser. C,
7.32s, 2015	980,094	941,240
Mediacom Communications Corp.
bank term loan FRN Ser. DD,
7.16s, 2015	119,400	114,923
MGM Studios, Inc. bank term loan
FRN Ser. B, 8.61s, 2011	888,750	849,261
National Cinimedia, Inc. bank term
loan FRN 7.46s, 2015	250,000	239,180

SENIOR LOANS (8.2%)* (c) continued

	Principal amount	Value
Consumer Staples continued
Pinnacle Foods Holding Corp.
bank term loan FRN Ser. B,
7.948s, 2014	$299,250	$287,592
Rental Service Corp. bank term
loan FRN 8.872s, 2013	185,000	179,450
Six Flags Theme Parks bank term
loan FRN 7 3/4s, 2015	649,373	619,238
Spanish Broadcasting Systems, Inc.
bank term loan FRN 6.95s, 2012	439,850	417,032
Spectrum Brands, Inc. bank term
loan FRN 5.515s, 2013	17,143	16,821
Spectrum Brands, Inc. bank term
loan FRN Ser. B1, 9.371s, 2013	342,857	335,571
Universal City Development
Partners bank term loan FRN
Ser. B, 7.419s, 2011	969,872	943,200
Warner Music Group bank term
loan FRN Ser. B, 7.484s, 2011	152,587	148,645
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7 7/8s, 2012	265,900	247,287
		13,289,382

Energy (0.6%)
Hercules Offshore, Inc. bank term
loan FRN Ser. B, 7.11s, 2013	65,000	63,781
Key Energy Services, Inc. bank term
loan FRN 8s, 2010	65,000	64,675
Key Energy Services, Inc. bank term
loan FRN Ser. B, 7.773s, 2012	948,758	944,014
Meg Energy Corp. bank term loan
FRN 7.2s, 2013 (Canada)	98,500	95,742
Meg Energy Corp. bank term loan
FRN Ser. DD, 6 1/2s, 2013
(Canada) (U)	100,000	96,250
Niska Gas Storage bank term loan
FRN 7.323s, 2013	51,510	50,566
Niska Gas Storage bank term loan
FRN 7.11s, 2013 (Canada)	316,662	310,856
Niska Gas Storage bank term loan
FRN 7.07s, 2013	58,607	57,532
Niska Gas Storage bank term loan
FRN Ser. DD, 7.325s, 2013	34,893	34,253
Petroleum Geo-Services ASA
bank term loan FRN 6.95s, 2015
(Norway)	150,000	146,438
Targa Resources, Inc. bank term
loan FRN 7.537s, 2012	628,306	620,138
Targa Resources, Inc. bank term
loan FRN 5.043s, 2012	153,871	151,871
Western Refining, Inc. bank term
loan FRN Ser. B, 6.879s, 2014	696,429	682,500
		3,318,616

SENIOR LOANS (8.2%)* (c) continued

	Principal amount	Value
Financial (0.2%)
Hub International, Ltd. bank term
loan FRN Ser. B, 8.203s, 2014	$142,974	$139,489
Hub International, Ltd. bank term
loan FRN Ser. DD, 6.885s,
2014 (U)	32,026	31,221
Landsource, Inc. bank term loan
FRN 8.252s, 2013	95,000	83,549
Realogy Corp. bank term loan FRN
5.32s, 2013 (R)	215,303	201,201
Realogy Corp. bank term loan FRN
Ser. B, 8.36s, 2013 (R)	799,697	747,317
		1,202,777

Health Care (0.8%)
Carestream Health, Inc. bank term
loan FRN 7.275s, 2013	419,000	402,240
Community Health Systems, Inc.
bank term loan FRN Ser. B,
7.756s, 2014	605,093	593,596
Community Health Systems, Inc.
bank term loan FRN Ser. DD,
7 3/4s, 2014 (U)	40,360	39,593
Concentra, Inc. bank term loan
FRN Ser. B, 7.61s, 2014	235,000	226,775
Davita, Inc. bank term loan FRN
Ser. B, 6.845s, 2012	300,000	293,898
Health Management Associates, Inc.
bank term loan FRN 6.947s, 2014	1,192,010	1,131,105
Healthsouth Corp. bank term loan
FRN Ser. B, 7.859s, 2013	674,337	653,938
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. DD, 7.703s, 2014 (U)	71,542	68,054
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
10.606s, 2014	325,000	307,125
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.22s, 2014	19,078	18,148
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 7.36s, 2014	208,857	198,675
LifePoint, Inc. bank term loan FRN
Ser. B, 7.165s, 2012	232,437	226,142
Psychiatric Solutions, Inc. bank term
loan FRN Ser. B, 7.129s, 2012	180,000	175,275
Surgical Care Affiliates, Inc. bank
term loan FRN Ser. B, 7.448s, 2015	185,000	175,750
		4,510,314

SENIOR LOANS (8.2%)* (c) continued

	Principal amount	Value
Technology (0.3%)
Activant Solutions Holdings, Inc.
bank term loan FRN Ser. B,
7.378s, 2013	$180,000	$171,450
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B2,
7.692s, 2013	49,500	48,634
Aspect Software, Inc. bank term
loan FRN 8 1/4s, 2011	49,625	47,144
Compucom Systems, Inc. bank
term loan FRN 8.86s, 2014	205,000	198,850
First Data Corp. bank term loan
FRN Ser. B1, 8.11s, 2014	185,000	177,407
First Data Corp. bank term loan
FRN Ser. B3, 8.11s, 2014	185,000	178,294
JDA Software Group, Inc. bank
term loan FRN Ser. B, 7.61s, 2013	28,571	28,357
Sabre Holdings Corp. bank term
loan FRN 7.608s, 2014	291,542	276,819
SunGard Data Systems, Inc. bank
term loan FRN 7.356s, 2014	597,000	585,806
Travelport bank term loan FRN
7.698s, 2013	6,335	6,166
Travelport bank term loan FRN
Ser. B, 7.448s, 2013	31,571	30,729
		1,749,656

Transportation (0.2%)
Delta Airlines, Inc. bank term loan
FRN 7.36s, 2012	47,250	45,744
Navistar International Corp. bank
term loan FRN 8.61s, 2012	290,000	283,656
United Airlines Corp. bank term
loan FRN Ser. B, 7.063s, 2014	796,000	753,464
		1,082,864

Utilities & Power (0.3%)
Dynegy, Inc. bank term loan FRN
6.629s, 2013	765,000	730,575
Mirant North America, LLC. bank
term loan FRN 7.32s, 2013	61,722	60,554
NRG Energy, Inc. bank term loan
FRN 8s, 2014 (U)	180,000	176,100
NRG Energy, Inc. bank term loan
FRN 7.11s, 2014	221,096	216,605
NRG Energy, Inc. bank term loan
FRN 7.11s, 2014	531,235	520,444
Reliant Energy, Inc. bank term
loan FRN 5.59s, 2014	450,000	433,125
		2,137,403

Total senior loans (cost $49,257,093)		$47,703,033

PURCHASED OPTIONS OUTSTANDING (2.2%)*

	Expiration
	date/		Contract
	strike price		amount	Value
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 4.0625%
versus the six-month
EUR-EURIBOR-Telerate
maturing on March 25,	Mar-09/
2011.	4.063	EUR	8,790,000	$124,296
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 4.16%
versus the six-month
EUR-EURIBOR-Telerate
maturing on March 26,	Mar-12/
2014.	4.16	EUR	6,140,000	112,231
Option on an interest
rate swap with Citibank,
N.A. London for the
right to receive a fixed
rate swap of 4.16%
versus the six month
EUR-EURIBOR-Telerate
maturing March 26,	Mar-12/
2014.	4.16	EUR	6,140,000	38,724
Option on an interest
rate swap with Citibank,
N.A. London for the
right to receive a fixed
rate swap of 4.0625%
versus the six month
EUR-EURIBOR-Telerate
maturing March 25,	Mar-09/
2011.	4.063	EUR	8,790,000	32,485
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.215% versus the three
month USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.215		$50,023,000	1,188,046
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.215		50,023,000	1,072,993

PURCHASED OPTIONS OUTSTANDING (2.2%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.45% versus
the three month
USD-LIBOR-BBA
maturing on May 23,	May-08/
2008.	5.45	$29,240,000	$911,996
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.198	25,047,000	612,650
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to pay a
fixed rate of 5.20%
versus the three month
USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.20	25,011,000	608,768
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.22	25,047,000	589,606
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.22	25,047,000	541,516
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to
receive a fixed rate of 5.20%
versus the three month
USD-LIBOR-BBA
maturing on May 14,
2018.	May-08/5.20	25,011,000	523,230

PURCHASED OPTIONS OUTSTANDING (2.2%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a fixed
rate of 5.1975% versus
the three month
|USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.198	$25,047,000	$521,979
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.45% versus the three
month USD-LIBOR-BBA
maturing on May 28,	May-08/
2018.	5.45	29,240,000	469,594
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.235% versus the three
month USD-LIBOR-BBA
maturing on May 8,	May-08/
2018.	5.235	18,178,000	410,823
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on May 8,	May-08/
2018.	5.235	18,178,000	399,371
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to pay a
fixed rate of 5.21%
versus the three month
USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.21	10,005,000	239,620
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to receive
a fixed rate of 5.21%
versus the three month
USD-LIBOR-BBA
maturing on May 14,	May-08/
2018.	5.21	10,005,000	212,806

PURCHASED OPTIONS OUTSTANDING (2.2%)* continued

	Expiration
	date/		Contract
	strike price		amount	Value
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 4.5943% versus
the six month
EUR-EURIBOR-Telerate
maturing on May 18,	May-09/
2019.	4.594	EUR	3,200,000	$137,759
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate swap of 5.16% versus
the three month
USD-LIBOR-BBA
maturing April 28,	Apr-08/
2018.	5.16		$4,524,000	112,964
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a fixed
rate swap of 5.16% versus
the three month
USD-LIBOR-BBA
maturing April 28,	Apr-08/
2018.	5.16		4,524,000	85,685
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a fixed
rate of 4.5943% versus
the six month
EUR-EURIBOR-Telerate
maturing on May 18,	May-09/
2019.	4.594	EUR	3,200,000	71,916
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to receive
a fixed rate of 5.3475%
versus the three month
USD-LIBOR-BBA
maturing on February 4,	Jan-08/
2018.	5.348		$66,698,000	1,515,379
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a fixed
rate of 5.39% versus
the three month
USD-LIBOR-BBA
maturing on January 29,	Jan-08/
2018.	5.39		35,068,000	857,413

PURCHASED OPTIONS OUTSTANDING (2.2%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to
pay a fixed rate swap of
5.3475% versus the
three month
USD-LIBOR-BBA
maturing February 4,	Jan-08/
2018.	5.348	$66,698,000	$847,065
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed rate of
5.39% versus the three
month USD-LIBOR-BBA
maturing on January 29,	Jan-08/
2018.	5.39	35,068,000	383,995
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 1.03%
versus the six-month
JPY-LIBOR-BBA
maturing on January 26,	Jan-08/
2009.	1.03	JPY 7,011,000,000	121,006

Total purchased options outstanding
(cost $12,017,454)			$12,743,916

COMMON STOCKS (—%)*

		Shares	Value

Bohai Bay Litigation, LLC (Units) (F)		991	$14,017
Contifinancial Corp. Liquidating Trust
Units (F)		3,510,833	351
VFB LLC (acquired 10/27/00,
cost $594,553) (F) ‡ †		948,004	19,610
XCL Warranty Escrow (F)		991	141,397

Total common stocks (cost $2,143,801)			$175,375

CONVERTIBLE PREFERRED STOCKS (—%)* (cost $112,017)

				Shares	Value
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.				2,441	$96,420

WARRANTS (—%)* †

	Expiration		Strike
	date		price	Warrants	Value
Dayton Superior
Corp. 144A (F)	6/15/09		$.01	1,020	$10,742
MDP Acquisitions
PLC 144A (Ireland)	10/01/13	EUR	.001	508	14,224

Total warrants (cost $38,482)					$24,966

SHORT-TERM INVESTMENTS (10.9%)*

	Principal amount/shares				Value
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.50% to
6.49% and due dates ranging from
October 1, 2007 to November 27,
2007 (d)				$848,020	$846,655
U.S. Treasury Bills for an effective
yield of 3.891%, maturity date
March 27, 2008 #				5,573,000	5,465,781
Putnam Prime Money
Market Fund (e)				56,962,102	56,962,102

Total short-term investments (cost $63,274,538)					$63,274,538

TOTAL INVESTMENTS

Total investments (cost $592,719,306)					$596,774,299

   * Percentages indicated are based on net assets of $578,810,712.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2007 was $19,610 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

  # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2007.

## Forward commitments (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at September 30, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at September 30, 2007.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At September 30, 2007, liquid assets totaling $125,228,891 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2007.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at September 30, 2007 (as a percentage of Portfolio Value):

Argentina	1.6%
Canada	1.4
Cayman Islands	1.0
Colombia	0.7
France	1.1
Ireland	2.5
Japan	6.2
Luxembourg	0.9
Sweden	0.9
United Kingdom	1.9
United States	78.6
Venezuela	0.5
Other	2.7

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/07 (aggregate face value $98,592,865)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$27,617,894	$25,857,577	10/17/07	$1,760,316
British Pound	5,408,798	5,334,868	12/19/07	73,930
Canadian Dollar	4,229,635	4,176,223	10/17/07	53,412
Danish Krone	1,345,898	1,301,727	12/19/07	44,171
Euro	17,390,024	16,961,465	12/19/07	428,559
Indonesian Rupiah	1,615,192	1,579,748	11/21/07	35,444
Indian Rupee	1,816,639	1,784,049	11/21/07	32,589
Japanese Yen	514,258	514,033	11/21/07	225
Malaysian Ringgit	1,816,556	1,796,481	11/21/07	20,075
Mexican Peso	3,286,111	3,316,451	10/17/07	(30,340)
Norwegian Krone	30,534,597	28,719,175	12/19/07	1,815,422
Polish Zloty	4,099,273	3,911,294	12/19/07	187,980
Swiss Franc	3,429,942	3,339,774	12/19/07	90,168

Total				$4,511,951

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/07 (aggregate face value $129,975,840)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 560,199	$ 514,407	10/17/07	$ (45,792)
British Pound	22,846,924	22,508,191	12/19/07	(338,733)
Canadian Dollar	21,824,401	20,674,026	10/17/07	(1,150,375)
Euro	17,409,601	16,962,027	12/19/07	(447,574)
Hungarian Forint	3,589,944	3,392,093	12/19/07	(197,851)
Japanese Yen	28,297,286	27,882,670	11/21/07	(414,616)
Norwegian Krone	2,382,709	2,211,195	12/19/07	(171,514)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/07 (aggregate face value $129,975,840) continued

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Swedish Krona	$23,552,345	$22,426,404	12/19/07	$(1,125,941)
Swiss Franc	10,784,251	10,516,188	12/19/07	(268,063)
Taiwan Dollar	9,947	9,859	11/21/07	(88)
South African Rand	3,004,560	2,878,780	10/17/07	(125,780)

Total				$(4,286,327)

FUTURES CONTRACTS OUTSTANDING at 9/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	10	$ 1,131,770	Dec-07	$4,052
Euro-Bobl 5 yr (Short)	46	7,067,835	Dec-07	10,053
Euro-Bund 10 yr (Long)	72	11,576,383	Dec-07	(102,927)
Euro-Dollar 90 day (Long)	810	193,174,875	Sep-09	314,759
Euro-Dollar 90 day (Short)	1223	292,373,438	Jun-08	(1,082,102)
Euro-Dollar 90 day (Short)	810	193,772,250	Sep-08	(691,453)
Euro-Euribor 90-day (Long)	361	122,847,511	Dec-07	(260,263)
Euro-Euribor 90-day (Long)	489	166,841,727	Mar-08	(186,066)
Euro-Euribor 90-day (Short)	850	290,359,881	Sep-08	(51,544)
Euro-Schatz 2 yr (Long)	813	119,904,804	Dec-07	(363)
Japanese Government Bond 10 yr (Long)	53	62,341,527	Dec-07	(142,047)
Sterling Interest Rate 90 day (Long)	247	59,331,559	Dec-07	54,788
U.K. Gilt 10 yr (Short)	42	9,185,975	Dec-07	(20,727)
U.S. Treasury Bond 20 yr (Long)	1437	160,000,969	Dec-07	174,140
U.S. Treasury Note 2 yr (Short)	551	114,082,828	Dec-07	(676,083)
U.S. Treasury Note 5 yr (Short)	2154	230,545,313	Dec-07	(983,066)
U.S. Treasury Note 10 yr (Short)	2199	240,309,469	Dec-07	(113,572)

Total				$(3,752,421)

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $5,366,573)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Merrill Lynch Capital Services Inc. for the obligation to pay a fixed rate of 5.83% versus the three month USD-LIBOR-BBA maturing on
July 16, 2018.	$39,610,000		Jul-08/5.83	$2,001,889
Option on an interest rate swap with Merrill Lynch Capital Services Inc. for the obligation to receive a fixed rate of 5.83% versus the three month USD-LIBOR-BBA maturing on
July 16, 2018.		39,610,000	Jul-08/5.83	345,399
Option on an interest rate swap with Citibank for the obligation to receive a fixed rate
of 4.40% versus the six-month EUR-EURIBOR-Telerate maturing on March 26, 2022.	EUR	1,430,000	Mar-12/4.40	110,308
Option on an interest rate swap with Citibank for the obligation to receive a fixed rate
of 4.56% versus the six-month EUR-EURIBOR-Telerate maturing on March 24, 2027.	EUR	1,290,000	Mar-17/4.56	94,207
Option on an interest rate swap with Citibank for the obligation to pay a fixed rate
of 4.56% versus the six-month EUR-EURIBOR-Telerate maturing on March 24, 2027.	EUR	1,290,000	Mar-17/4.56	38,084
Option on an interest rate swap with Citibank for the obligation to pay a fixed rate
of 4.40% versus the six-month EUR-EURIBOR-Telerate maturing on March 28, 2022.	EUR	1,430,000	Mar-12/4.40	32,770
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	$25,011,500		May-12/5.51	1,291,094
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.		25,011,500	May-12/5.51	998,514

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $5,366,573) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	$12,505,500	May-12/5.515	$ 640,669
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	12,505,500	May-12/5.515	504,872
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	5,002,500	May-12/5.52	202,666
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	5,002,500	May-12/5.52	256,479

Total			$6,516,951

TBA SALE COMMITMENTS OUTSTANDING at 9/30/07 (proceeds receivable $20,218,078)

	Principal	Settlement
	amount	date	Value

FNMA, 6 1/2s, October 1, 2037	$ 1,300,000	10/11/07	$ 1,323,563
FNMA, 5s, October 1, 2037	13,400,000	10/11/07	12,788,625
FNMA, 4 1/2s, October 1, 2022	6,300,000	10/16/07	6,072,609

Total			$20,184,797

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$10,000,000		9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (378,984)

	55,642,000		9/24/09	3 month USD-LIBOR-BBA	4.7375%	82,802

	16,800,000		3/30/09	3.075%	3 month USD-LIBOR-BBA	389,418

	4,400,000		1/27/14	4.35%	3 month USD-LIBOR-BBA	160,518

Citibank, N.A.
	24,650,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(359,452)

	42,130,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	(263,619)

JPY	1,134,000,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(97,012)

Citibank, N.A., London
AUD	10,960,000	(E)	7/23/18	6.845%	6 month AUD-BBR-BBSW	(51,284)

AUD	43,840,000	(E)	7/23/10	3 month AUD-BBR-BBSW	6.92%	(26,173)

AUD	67,660,000		6/18/09	6.79%	3 month AUD-BBR-BBSW	152,161

AUD	17,500,000		6/19/17	6.8095%	6 month AUD-BBR-BBSW	(16,038)

EUR	13,050,000		8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	104,303

AUD	60,250,000		6/18/12	6 month AUD-BBR-BBSW	6.915%	(59,212)

JPY	1,300,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	64,346

JPY	13,104,267,000		4/3/08	1.165%	6 month JPY-LIBOR-BBA	(371,404)

GBP	2,500,000		8/3/17	6 month GBP-LIBOR-BBA	5.749%	112,412

GBP	2,500,000		8/2/17	6 month GBP-LIBOR-BBA	5.79833%	131,765

EUR	7,000,000		8/28/17	4.649%	6 month EUR-EURIBOR-Reuters	40,888

EUR	29,500,000		8/28/09	6 month EUR-EURIBOR-Reuters	4.535%	(16,213)

NZD	13,380,000	(E)	9/22/09	7.915%	3 month NZD-BBR-FRA	8,502

Credit Suisse First Boston International
	$5,699,500		7/9/14	4.945%	3 month USD-LIBOR-BBA	30,396

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
GBP	6,037,000	(E,F)	12/20/09	6 month GBP-LIBOR-BBA	5.695%	$ 13,520

GBP	1,480,000		4/3/36	GBP 3,728,462 at maturity	6 month GBP-LIBOR-BBA	468,187

GBP	2,680,000		8/28/37	5.00%	6 month GBP-LIBOR-BBA	(38,363)

GBP	21,790,000		8/28/09	6 month GBP-LIBOR-BBA	6.145%	301,332

	$563,000		8/29/12	5.04556%	3 month USD-LIBOR-BBA	(3,839)

Deutsche Bank AG
ZAR	12,120,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(26,890)

Goldman Sachs International
AUD	5,480,000	(E)	7/23/19	6.84%	6 month AUD-BBR-BBSW	(42,004)

AUD	5,480,000	(E)	7/20/19	6.79%	6 month AUD-BBR-BBSW	(26,501)

JPY	743,800,000		6/10/16	1.953%	6 month JPY-LIBOR-BBA	(140,902)

AUD	21,920,000	(E)	7/23/11	3 month AUD-BBR-BBSW	6.994%	12,833

AUD	21,920,000	(E)	7/20/11	3 month AUD-BBR-BBSW	6.954%	(37)

	$73,300,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	(315,923)

	80,600,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	(81,406)

	26,170,900		9/21/17	5.149%	3 month USD-LIBOR-BBA	106,112

	93,857,600		9/21/09	3 month USD-LIBOR-BBA	4.60%	(113,294)

	1,009,000		9/14/17	5.0625%	3 month USD-LIBOR-BBA	12,060

	2,068,000		9/14/14	4.906%	3 month USD-LIBOR-BBA	17,591

GBP	18,110,000		6/13/09	6 month GBP-LIBOR-BBA	6.24125%	353,529

GBP	3,650,000		6/13/37	5.1875%	6 month GBP-LIBOR-BBA	(262,832)

	$48,973,100		9/19/09	3 month USD-LIBOR-BBA	4.763%	46,614

JPMorgan Chase Bank, N.A.
	16,700,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	440,242

	1,540,000		9/27/17	5.2335%	3 month USD-LIBOR-BBA	(3,856)

	70,918,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	1,085,001

	22,964,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(1,121,467)

	31,100,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	119,182

JPY	7,460,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(1,528,739)

	$16,780,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(309,922)

	8,000,000		3/6/16	3 month USD-LIBOR-BBA	5.176%	19,455

	112,807,000		4/27/09	5.034%	3 month USD-LIBOR-BBA	(1,916,328)

	30,000,000		6/17/15	3 month USD-LIBOR-BBA	4.5505%	(710,250)

	25,100,000		9/2/15	3 month USD-LIBOR-BBA	4.4505%	(1,083,016)

	12,060,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(195,718)

	8,700,000		8/13/12	3 month USD-LIBOR-BBA	5.2%	117,600

	3,583,000		8/29/17	5.2925%	3 month USD-LIBOR-BBA	(29,802)

	1,255,000		8/29/17	5.263%	3 month USD-LIBOR-BBA	(5,474)

	19,633,000		9/11/27	5.27%	3 month USD-LIBOR-BBA	389,966

	26,170,900		9/21/17	5.15%	3 month USD-LIBOR-BBA	104,273

	93,857,600		9/21/09	3 month USD-LIBOR-BBA	4.6125%	(91,381)

Lehman Brothers Special Financing, Inc.
	2,218,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(66,753)

	10,091,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	232,788

EUR	7,000,000	(E)	10/1/17	4.375%	6 month EUR-EURIBOR-Telerate	(32,729)

EUR	29,500,000	(E)	10/1/09	6 month EUR-EURIBOR-Telerate	4.565%	31,858

EUR	24,900,000		11/13/16	3.983%	6 month
					EUR-EURIBOR-Telerate	1,152,147

	$79,881,000		8/3/08	3 month USD-LIBOR-BBA	5.425%	324,844

GBP	1,365,000	(E)	3/15/36	GBP 3,304,437.5 at maturity	6 month GBP-LIBOR-BBA	516,427

	$32,665,000		3/15/09	4.9298%	3 month USD-LIBOR-BBA	(69,663)

	45,378,000		6/14/17	3 month USD-LIBOR-BBA	5.8725%	2,991,827

EUR	5,800,000		8/1/17	6 month EUR-EURIBOR-Telerate	4.719%	28,149

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
JPY	1,347,600,000	6/10/16	1.7775%	6 month JPY-LIBOR-BBA	$ (82,575)

	$2,582,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	32,981

	85,683,000	8/31/09	3 month USD-LIBOR-BBA	4.89%	275,831

	26,170,900	9/24/17	5.285%	3 month USD-LIBOR-BBA	(171,016)

	85,683,000	9/4/09	3 month USD-LIBOR-BBA	4.836%	168,887

	18,098,000	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(40,715)

	92,947,000	9/11/09	3 month USD-LIBOR-BBA	4.6525%	(152,046)

	18,098,000	8/31/27	5.4925%	3 month USD-LIBOR-BBA	(146,558)

	75,656,000	6/12/17	3 month USD-LIBOR-BBA	5.717%	4,068,827

	32,648,700	9/19/09	3 month USD-LIBOR-BBA	4.755%	26,092

	93,857,600	9/24/09	3 month USD-LIBOR-BBA	4.695%	63,810

Merrill Lynch Capital Services, Inc.
JPY	743,800,000	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(164,549)

Merrill Lynch Derivative Products AG
JPY	371,900,000	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(83,920)

Morgan Stanley Capital Services, Inc.
	$448,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(1,854)

GBP	18,170,000	7/9/09	6 month GBP-LIBOR-BBA	6.305%	388,111

GBP	2,180,000 (F)	7/9/37	5.28375%	6 month GBP-LIBOR-BBA	(209,356)

Total					$ 4,278,518

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$ 6,000,000		5/2/08	10 bp plus	Banc of America	$ (63,145)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Citibank, N.A.
5,640,000	(F)	5/2/08	12.5 bp plus	Banc of America	(28,115)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

27,038,000	(F)	10/1/07	(7.5 bp plus	The spread	527,178
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. continued

$42,180,000 (F)			10/31/07	10 bp plus	Banc of America	$(239,393)
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Credit Suisse International
GBP	1,480,000		4/3/36	GBP 2,242,757 at	GBP Non-revised	(242,871)
				maturity	Retail Price
Index

GBP	4,510,000		9/25/12	GBP 762,893 at	GBP Non-revised	(19,199)
				maturity	Retail Price
Index

Deutsche Bank AG
	$7,070,000	(F)	2/1/08	(75 bp minus	The spread	(100,564)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	7,070,000	(F)	2/1/08	30 bp plus	The spread	135,617
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	41,471,000	(F)	2/1/08	30 bp plus	The spread	348,522
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

Goldman Sachs International
GBP	4,510,000		9/20/12	3.170%	GBP Non-revised	(10,148)
UK Retail Price
Index excluding
tobacco

GBP	4,510,000		9/13/12	3.110%	GBP Non-revised	(34,003)
UK Retail Price
Index excluding
tobacco

	$1,345,000		9/15/11	678 bp (1 month	Ford Credit Auto	27,419
				USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

	32,000,000	(F)	2/1/08	125 bp plus	The spread	464,026
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

EUR 22,510,000		7/16/12	2.1675%	French Consumer	$ 109,393
Price Index
excluding tobacco

EUR 22,510,000		7/16/12	(2.24%)	Eurostat	(24,658)
Eurozone HICP
excluding tobacco

$14,050,000		1/1/08	(10 bp plus	The spread	252,646
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

2,860,000		5/02/08	10 bp plus	Banc of America	26,395
			change in spread	Securities- CMBS
			of Banc	AAA 10 year
			of America	Index
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

EUR 2,627,000		6/12/37	(2.4775%)	Eurostat	(13,102)
Eurozone HICP
excluding tobacco

JPMorgan Chase Bank, N.A.
$ 5,913,000	(F)	3/1/08	(115 bp minus	The spread	(93,237)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

2,320,000		2/1/08	(50 bp minus	The spread	(16,704)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

2,320,000		2/1/08	25 bp plus	The spread	30,160
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

8,399,000		10/1/07	17.5 bp plus	The spread	(167,980)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

8,295,000	(F)	8/1/08	17.5 bp minus	The spread	70,039
			change in spread	return of Lehman
			of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

EUR 19,080,000		7/25/13	2.1800%	French Consumer	$ 54,451
Price Index
excluding tobacco

EUR 19,080,000		7/25/13	(2.23%)	Eurostat	—
Eurozone HICP
excluding tobacco

Lehman Brothers Special Financing, Inc.
$ 5,027,000	(F)	3/1/08	(2.5 bp plus	The spread	(52,463)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

17,233,000	(F)	3/1/08	70 bp minus	The spread	259,787
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

102,944,000	(F)	2/1/08	(45 bp minus	The spread	(1,612,196)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

14,071,000	(F)	2/1/08	57.5 bp plus	The spread	187,921
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

508,000	(F)	1/1/08	(5 bp plus	The spread	9,937
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

14,050,000	(F)	1/1/08	(Beginning	The spread	197,023
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

14,050,000	(F)	1/1/08	(10 bp plus	The spread	189,563
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$18,639,000	(F)	10/1/07	10 bp plus	The spread	$(362,529)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	4,435,000	(F)	3/1/08	(120 bp minus	The spread	(59,173)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	9,095,000	(F)	2/1/08	30 bp plus	The spread	168,243
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	7,068,000	(F)	2/1/08	50 bp minus	The spread	115,094
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

GBP	1,365,000		3/15/36	GBP 2,065,993 at	GBP Non-revised	(240,644)
				maturity	Retail Price
Index

Morgan Stanley Capital Services Inc.
	$22,140,000		10/31/07	10 bp plus	Banc of America	(198,877)
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

	6,036,000		1/31/08	25 bp minus	The spread	(90,276)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	31,868,000		1/31/08	110 bp minus	The spread	280,505
				change in spread	return of Lehman
				of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services Inc. continued

$ 6,036,000	1/31/08	80 bp minus	Banc of America	$ 82,532
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

6,036,000	1/31/08	70 bp minus	The spread	64,637
		change in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

Total				$ (68,189)

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$138	$200,000	10/12/52	(134 bp)	$ 15,364

DJ CDX NA HY Series 8
Index	38,229	8,738,000	6/20/12	(275 bp)	263,405

DJ CDX NA HY Series 8
Index	17,250	4,600,000	6/20/12	(275 bp)	135,791

Idearc, Inc, T/L B	—	600,000	6/20/12	(152 bp)	2,443

Kinder Morgan, Inc.,
6 1/2%, 9/1/12	—	1,950,000	6/20/12	(89 bp)	45,821

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	235,000	6/20/11	(101 bp)	66

Nalco, Co.
7.75%,11/15/11	—	80,000	9/20/12	350 bp	2,227

Bear, Stearns Credit Products, Inc.
Claire’s Stores, 9
5/8%, 6/1/15	—	70,000	6/20/12	230 bp	(3,612)

Bear, Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	1,165	240,518	10/12/52	(134 bp)	19,477

Citibank, N.A.
First Data Corp., 4.7%,
8/1/13	—	185,000	12/20/12	(505 bp)	636

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	220,000	9/20/12	495 bp	(435)

Idearc, Inc, 8%,
11/15/16	—	620,000	12/20/12	(215 bp)	1,718

Credit Suisse First Boston International
Ukraine Government,
7.65%, 6/11/13	—	1,105,000	10/20/11	194 bp	19,747

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	210,000	6/20/09	(165 bp)	(4,821)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	150,000	6/20/17	297 bp	(9,975)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Credit Suisse International continued
Freeport-McMoRan Copper
& Gold, Inc.	$—	$ 597,100	3/20/12	(82 bp)	$ (7,834)

Freeport-McMoRan Copper
& Gold, Inc.	—	600,000	3/20/12	41 bp	(1,887)

Nalco, Co. 7.75%,
11/15/11	—	80,000	9/20/12	320bp	1,230

Neiman Marcus Group,
Inc., 9%, 10/15/15	—	350,000	3/20/12	(64 bp)	9,963

Republic of Peru, 8
3/4%, 11/21/33	—	610,000	4/20/17	125 bp	4,928

Sungard Data Systems,
Inc., 4 7/8%, 1/15/14	—	600,000	3/20/10	(48 bp)	11,510

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	3,608,000	6/20/12	22 bp	(55,032)

Nalco, Co. 7.75%,
11/15/11	—	70,000	12/20/12	363 bp	2,311

Republic of Argentina,
8.28%, 12/31/33	—	660,000	8/20/12	(380 bp)	(2,036)

Republic of Indonesia,
6.75%, 2014	—	575,000	9/20/16	292 bp	41,833

Republic of Peru, 8
3/4%, 11/21/33	—	610,000	4/20/17	126 bp	5,786

Republic of Turkey, 11
7/8%, 1/15/30	—	920,000	6/20/14	195 bp	991

Republic of Venezuela,
9 1/4%, 9/15/27	—	595,000	6/20/14	220 bp	(43,462)

United Mexican States,
7.5%, 4/8/33	—	550,000	4/20/17	66 bp	2,216

United Mexican States,
7.5%, 4/8/33	—	1,495,000	3/20/14	56 bp	1,243

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	3,768,000	(a)	2.461%	232,203

DJ CDX NA HY Series 5
Index	(92,737)	5,243,520	12/20/10	(395 bp)	(316,375)

DJ CDX NA HY Series 8
Index	(2,353)	110,712	6/20/10	(275 bp)	(2,750)

DJ CDX NA HY Series 8
Index	20,500	4,100,000	6/20/12	(275 bp)	126,156

DJ CDX NA HY Series 8
Index	2,500	500,000	6/20/12	(275 bp)	15,385

DJ CDX NA IG Series 8
Index 30-100% tranche	—	24,127,000	6/20/12	(2.75 bp)	47,745

General Motors Corp.,
7 1/8%, 7/15/13	—	1,400,000	9/20/08	620 bp	44,890

General Motors Corp.,
7 1/8%, 7/15/13	—	300,000	9/20/08	620 bp	9,619

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	1,205,000	9/20/17	(67.8 bp)	15,259

Merrill Lynch & Co.,
5%, 1/15/15	—	1,205,000	9/20/12	48 bp	(6,041)

Merrill Lynch & Co.,
5%, 1/15/15	—	1,205,000	9/20/17	(59.8 bp)	(51)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	$—	$ 8,399,000	3/15/49	(7 bp)	$ 53,934

First Data Corp., 4.7%,
8/1/13	—	185,000	12/20/12	(507 bp)	488

Freeport-McMoRan Copper
& Gold, Inc.	—	1,194,100	3/20/12	(85 bp)	(17,087)

General Motors Corp.,
7 1/8%, 7/15/13	—	235,000	9/20/08	500 bp	4,772

Idearc, Inc T/L B L	—	600,000	6/20/12	79 bp	(18,923)

Republic of Argentina,
8.28%, 12/31/33	—	705,000	6/20/14	235 bp	(62,797)

Republic of Turkey, 11
7/8%, 1/15/30	—	990,000	5/20/17	230 bp	1,261

Republic of Turkey, 11
7/8%, 1/15/30	—	730,000	5/20/17	244 bp	7,922

Russian Federation,
7 1/2%, 3/31/30	—	1,605,000	5/20/17	60 bp	(30,565)

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	1,205,000	9/20/12	63.5 bp	(13,576)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	1,205,000	9/20/17	(77 bp)	11,381

DJ ABX NA CMBX BBB Index	248	60,129	10/12/52	(134 bp)	5,230

DJ CDX NA CMBX AA Index	(1,426)	45,000	3/15/49	(15 bp)	(586)

DJ CDX NA CMBX AAA Index	—	18,639,000	3/15/49	(7 bp)	101,759

DJ CDX NA HY Series 8
Index	(224,938)	5,900,000	6/20/12	(275 bp)	(72,896)

DJ CDX NA HY Series 8
Index	(139,020)	3,972,000	6/20/10	(275 bp)	(153,281)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	15,810,000	6/20/12	104 bp	(221,196)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	43,893,000	6/20/12	95 bp	(516,000)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	11,500,000	12/20/10	104.5 bp	—

DJ CDX NA IG Series 8
Index	8,267	529,000	6/20/12	35 bp	2,473

DJ CDX NA IG Series 8
Index	107,620	3,074,867	6/20/10	275 bp	118,660

DJ CDX NA IG Series 8
Index 30-100% tranche	—	9,026,600	6/20/12	(3.125 bp)	24,739

DJ CDX NA IG Series 8
Index 30-100% tranche	—	43,869,400	6/20/12	(8 bp)	27,582

DJ CDX NA IG Series 8
Index 7-10% tranche	—	461,000	6/20/14	(152 bp)	(10,434)

Fed Republic of Brazil,
12.25%, 3/6/30	—	115,000	8/20/12	113 bp	1,718

Fed Republic of Brazil,
12.25%, 3/6/30	—	115,000	8/20/12	120 bp	2,059

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	571,000	6/20/10	(228 bp)	12,495

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	571,000	6/20/12	355 bp	(27,697)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	1,205,000	9/20/12	45.5 bp	891

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	1,205,000	9/20/17	(58 bp)	(7,865)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
Morgan Stanley Dean
Witter, 6.6% 4/1/12	$—	$ 1,205,000	9/20/12	48 bp	$ (2,968)

Morgan Stanley Dean
Witter, 6.6% 4/1/12	—	1,205,000	9/20/17	(60.5 bp)	(5,308)

Nalco, Co. 7.75%,
11/15/11	—	80,000	9/20/12	340 bp	1,895

Republic of Argentina,
8.28%, 12/31/33	—	3,335,000	5/20/17	296 bp	(333,181)

Republic of Argentina,
8.28%, 12/31/33	—	330,000	9/20/12	(469 bp)	(10,868)

Republic of Ecuador,
10%, 8/15/30	—	560,000	5/20/12	540 bp	(17,909)

Republic of Ecuador,
10%, 8/15/30	—	570,000	6/20/12	600 bp	(9,557)

Republic of Ecuador,
10%, 8/15/30	—	340,000	5/20/12	540 bp	(11,179)

Republic of Peru, 8
3/4%, 11/21/33	—	1,185,000	10/20/16	215 bp	91,250

Republic of Turkey, 11
7/8%, 1/15/30	—	4,200,000	5/20/17	228 bp	(1,624)

Republic of Venezuela,
9 1/4%, 9/15/27	—	1,190,000	5/20/08	(130 bp)	(3,202)

Republic of Venezuela,
9 1/4%, 9/15/27	—	1,190,000	5/20/12	183 bp	(67,123)

Solectron Corp., 0%,
5/8/20	—	495,000	3/20/12	(180 bp)	(27,077)

Solectron Corp., 0%,
5/8/20	—	354,000	3/20/12	(175 bp)	(18,643)

Solectron Corp., 0%,
5/8/20	—	212,000	3/20/12	(175 bp)	(11,165)

Solectron Global
Finance Ltd, 8%, 3/15/16	—	96,000	3/20/12	380 bp	10,865

United Mexican States,
7.5%, 4/8/33	—	665,000	4/20/17	67 bp	4,258

United Mexican States,
7.5%, 4/8/33	—	3,815,000	8/20/17	72 bp	19,342

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	960,000	9/20/08	500 bp	19,495

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	150,000	6/20/17	295 bp	(10,149)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	500,000	6/20/09	190 bp	(9,410)

Aramark Services, Inc.,
8.5%, 2/1/15	—	125,000	12/20/12	355 bp	1,213

DJ ABX NA CMBX BBB Index	61	83,661	10/12/52	(134 bp)	6,430

DJ CDX NA HY Series 7
Index	61,940	1,304,000	12/20/09	(325 bp)	32,974

DJ CDX NA HY Series 8
Index	(16,377)	1,007,845	6/20/10	275 bp	(12,759)

DJ CDX NA IG Series 7
Index 10-15% tranche	52,160	1,304,000	12/20/09	0 bp	(24,489)

DJ CDX NA IG Series 8
Index	(172,409)	15,962,000	6/20/12	(35 bp)	2,423

DJ CDX NA IG Series 8
Index	60,116	5,000,000	6/20/12	35 bp	5,351

DJ CDX NA IG Series 8
Index 7-10% tranche	—	461,000	6/20/14	95 bp	(4,671)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
Dominican Republic, 8
5/8%, 4/20/27	$—	$ 1,190,000	11/20/11	(170 bp)	$ (7,997)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	150,000	6/20/12	225 bp	(5,148)

Freeport-McMoRan Copper
& Gold, Inc.	—	597,100	3/20/12	(83 bp)	(8,069)

Freeport-McMoRan Copper
& Gold, Inc.	—	1,788,300	3/20/12	44 bp	(3,497)

General Motors Corp.,
7 1/8%, 7/15/13	—	235,000	9/20/08	500 bp	4,772

Nalco, Co. 7.75%,
11/15/11	—	80,000	9/20/12	330 bp	1,562

Russian Federation, 5%,
3/31/30	—	10,000,000	3/20/12	48 bp	(69,633)

Total					$(623,683)

  * Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

ASSETS

Investment in securities, at value, including $826,185 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $535,757,204)	$ 539,812,197
Affiliated issuers (identified cost $56,962,102) (Note 5)	56,962,102

Cash	3,875,728

Foreign currency (cost $155,284) (Note 1)	136,403

Dividends, interest and other receivables	4,786,681

Receivable for securities sold	4,187,372

Receivable for sales of delayed delivery securities (Notes 1 and 7)	20,282,463

Receivable from Manager (Note 2)	134,772

Unrealized appreciation on swap contracts (Note 1)	20,447,832

Receivable for variation margin (Note 1)	719,417

Receivable for open forward currency contracts (Note 1)	4,543,004

Receivable for closed forward currency contracts (Note 1)	986,141

Receivable for open swap contracts (Note 1)	30,044

Receivable for closed swap contracts (Note 1)	186,988

Premium paid on swap contracts (Note 1)	649,260

Total assets	657,740,404

LIABILITIES

Distributions payable to shareholders	2,512,292

Payable for securities purchased	7,641,983

Payable for purchases of delayed delivery securities (Notes 1 and 7)	15,161,506

Payable for compensation of Manager (Notes 2 and 5)	1,053,813

Payable for investor servicing (Note 2)	49,210

Payable for Trustee compensation and expenses (Note 2)	137,247

Payable for administrative services (Note 2)	1,627

Payable for open forward currency contracts (Note 1)	4,317,380

Payable for closed forward currency contracts (Note 1)	2,526,535

Payable for open swap contracts (Note 1)	40,716

Payable for closed swap contracts (Note 1)	590,349

Premium received on swap contracts (Note 1)	370,194

Written options outstanding, at value (premiums received $5,366,573) (Notes 1 and 3)	6,516,951

Unrealized depreciation on swap contracts (Note 1)	16,861,186

TBA sales commitments, at value (proceeds receivable $20,218,078) (Note 1)	20,184,797

Collateral on securities loaned, at value (Note 1)	846,655

Other accrued expenses	117,251

Total liabilities	78,929,692

Net assets	$ 578,810,712

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 704,235,768

Undistributed net investment income (Note 1)	12,989,996

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(141,337,810)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,922,758

Total — Representing net assets applicable to capital shares outstanding	$ 578,810,712

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value per share ($578,810,712 divided by 81,137,030 shares)	$7.13

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

INVESTMENT INCOME

Interest (including interest income of $6,917,585 from investments in affiliated issuers) (Note 5)	$37,435,680

Dividends	13,667

Total investment income	37,449,347

EXPENSES

Compensation of Manager (Note 2)	4,660,318

Investor servicing fees (Note 2)	320,031

Custodian fees (Note 2)	190,847

Trustee compensation and expenses (Note 2)	49,137

Administrative services (Note 2)	25,543

Other	595,949

Fees waived and reimbursed by Manager (Note 5)	(113,265)

Total expenses	5,728,560

Expense reduction (Note 2)	(238,976)

Net expenses	5,489,584

Net investment income	31,959,763

Net realized gain on investments (Notes 1 and 3)	3,858,598

Net increase from payments by affiliate (Note 2)	7,426

Net realized loss on swap contracts (Note 1)	(2,905,221)

Net realized loss on futures contracts (Note 1)	(6,050,056)

Net realized gain on foreign currency transactions (Note 1)	21,844

Net realized gain on written options (Notes 1 and 3)	347,644

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(931,285)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	6,523,699

Net gain on investments	872,649

Net increase in net assets resulting from operations	$32,832,412

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06

Operations:
Net investment income	$ 31,959,763	$ 32,987,962

Net realized loss on investments and foreign currency transactions	(4,719,765)	(8,900,068)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,592,414	4,703,076

Net increase in net assets resulting from operations	32,832,412	28,790,970

Distributions to shareholders: (Note 1)

From net investment income	(32,136,740)	(34,013,650)

Decrease from shares repurchased (Note 4)	(86,295,031)	(39,632,967)

Total decrease in net assets	(85,599,359)	(44,855,647)

NET ASSETS

Beginning of year	664,410,071	709,265,718

End of year (including undistributed net investment income of $12,989,996 and $7,431,962, respectively)	$578,810,712	$664,410,071

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	93,824,140	100,313,084

Shares repurchased (Note 4)	(12,681,340)	(6,488,944)

Retirement of shares held by the fund (Note 4)	(5,770)	—

Shares outstanding at end of year	81,137,030	93,824,140

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/07	9/30/06	9/30/05	9/30/04	9/30/03

Net asset value,
beginning of period	$7.08	$7.07	$7.13	$6.99	$6.26

Investment operations:
Net investment income (a)	.36(d)	.34(d)	.32(d)	.40(d)	.48

Net realized and unrealized
gain (loss) on investments	.01	(.04)	.04	.23	.73

Total from
investment operations	.37	.30	.36	.63	1.21

Less distributions:
From net investment income	(.36)	(.35)	(.42)	(.49)	(.48)

Total distributions	(.36)	(.35)	(.42)	(.49)	(.48)

Increase from shares repurchased	.04	.06	—	—	—

Net asset value,
end of period	$7.13	$7.08	$7.07	$7.13	$6.99

Market value,
end of period	$6.41	$6.15	$6.25	$6.73	$6.41

Total return at
market value (%)(b)	10.15	4.17	(0.98)	12.95	8.35

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$578,811	$664,410	$709,266	$715,596	$700,694

Ratio of expenses to
average net assets (%)(c)	.90(d)	.89(d)	.87(d)	.86(d)	.89

Ratio of net investment income
to average net assets (%)	5.01(d)	4.84(d)	4.43(d)	5.61(d)	7.22

Portfolio turnover (%)	77.78(e)	113.12(e)	165.33(e)	113.46	141.60(f )

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

September 30, 2007	0.02%

September 30, 2006	0.02

September 30, 2005	0.02

September 30, 2004	<0.01

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/07

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2007, the value of securities loaned amounted to $826,185. The fund received cash collateral of $846,655 which is pooled with collateral of other Putnam funds into 52 issues of short-term investments.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007 the fund had a capital loss carryover of $132,838,759 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$25,640,537	September 30, 2008

24,593,458	September 30, 2009

27,431,170	September 30, 2010

47,831,303	September 30, 2011

7,342,291	September 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2008, $10,599,551 of losses recognized during the period November 1, 2006 to September 30, 2007.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2007, the fund reclassified $5,735,011 to increase undistributed net investment income and $7,996,946 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $2,261,935.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

Unrealized appreciation	$ 16,752,303
Unrealized depreciation	(13,469,097)

Net unrealized appreciation	3,283,206
Undistributed ordinary income	15,230,127
Capital loss carryforward	(132,838,759)
Post-October loss	(10,599,551)
Cost for federal income tax purposes	$ 593,491,093

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities attributable to leverage for investment purposes) of the fund. This fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities attributable to leverage for investment purposes) of the portion of the fund managed by PIL. A new sub-management contract between Putnam Management and PIL was approved effective upon the change of control of Putnam Investments described in the previous paragraph.

In October 2007, Putnam Management agreed to and did reimburse the fund in the amount of $ 176,732 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio.

Putnam Management voluntarily reimbursed the fund $7,426 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended September 30, 2007, the fund incurred $469,489 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2007, the fund’s expenses were reduced by $238,976 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $378, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended September 30, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $371,019,269 and $356,879,536, respectively. Purchases and sales of U.S. government securities aggregated $31,051,609 and $28,025,246, respectively.

Written option transactions during the year ended September 30, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	JPY	13,104,267,000	$ 245,817
	AUD	—	—
	EUR	—	—
	USD	—	—

Options opened	JPY	—	—
	AUD	32,090,000	15,377
	EUR	5,440,000	221,499
	USD	164,259,665	5,308,830

Options exercised	JPY	—	—
	AUD	—	—
	EUR	—	—
	USD	—	—

Options expired	JPY	(13,104,267,000)	(245,817)
	AUD	(32,090,000)	(15,377)
	EUR	—	—
	USD	—	—

Options closed	JPY	—	—
	AUD	—	—
	EUR	—	—
	USD	(665)	(163,756)

Written options outstanding
at end of year	JPY	—	—
	AUD	—	—
	EUR	5,440,000	221,499
	USD	164,259,000	$5,145,074

Note 4: Shares repurchased

In October 2005, the Trustees of the fund authorized Putnam Investments to implement a repurchase program, which would allow the fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007.

For the year ended September 30, 2007, the fund repurchased 3,542,364 common shares for an aggregate purchase price of $22,504,978, which reflects a weighted-average discount from net asset value per share of 10.0% .

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007).

Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

In July 2007, the fund repurchased 9,138,976 common shares pursuant to an issuer tender offer commenced on June 4, 2007 for up to 10% of common shares outstanding, at $6.98 per share, for an aggregate purchase price of $63,790,053. The tender offer purchase price represented a discount of 2% from the net asset value of the fund’s common shares as of July 11, 2007.

During the period, the fund retired 5,770 shares held by the fund in a control account. No monies were paid by the fund as a result of the retirement of shares.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2007, management fees paid were reduced by $113,265 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $6,917,585 for the year ended September 30, 2007. During the year ended September 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $275,431,260 and $368,920,354, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of September 30, 2007, the fund had unfunded loan commitments of $545,051, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

Community Health Systems, Inc.	$40,360
Hub International, Ltd.	32,026
IASIS Healthcare, LLC/ IASIS Capital Corp.	71,542
Isle of Capri Casinos, Inc.	62,941
Golden Nugget, Inc.	58,182
Meg Energy Corp.	100,000
NRG Energy, Inc.	180,000

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In September 2007, Putnam Management consented to an order issued by the SEC and agreed to pay a monetary penalty to the SEC relating to omission of required information from notices sent with distributions to shareholders of your fund prior to June 2002.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and compliance certifications (unaudited)

Federal tax information

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Compliance certifications

On February 6, 2007, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

55,212,673	2,593,900	1,622,964

All tabulations rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St. James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered	Beth S. Mazor
Public Accounting Firm	Vice President
KPMG LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Richard S. Robie, III
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Paul L. Joskow
Elizabeth T. Kennan	Robert R. Leveille
Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
George Putnam, III	Mark C. Trenchard
W. Thomas Stephens	Vice President and BSA Compliance Officer
Richard B. Worley
Judith Cohen
Vice President, Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN713 247893 11/07

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2007	$73,650	$--	$5,450	$-
September 30, 2006	$61,380	$--	$4,680	$439

For the fiscal years ended September 30, 2007 and September 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,450 and $5,119 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2007	$ -	$ -	$ -	$ -
September 30,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

➢ The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

➢ The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

➢ The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

➢ The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

➢ The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

➢ The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢ The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

➢ The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

➢ The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

➢ The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

➢ The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

➢ The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

➢ The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

➢ The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢ The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢ The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢ The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met: •

* the company undergoes a change in control, and

* the change in control results in a loss of employment for the person receiving the severance payment.

➢ The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

➢ The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

➢ The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

➢ The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

➢ The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances, and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are reregistered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

➢ For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

➢ The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

➢ The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

➢ The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

*  the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

➢ The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

➢ The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

➢ The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

➢ The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

➢ The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢ The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board

Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio	Joined
Leader	Fund	Employer	Positions Over Past Five Years

William Kohli	2002	Putnam	Team Leader, Portfolio Construction
		Management	Core Fixed Income Team
		1994 – Present	Previously, Director
Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years

Michael Atkin	2007	Putnam	Senior Economist
		Management	Previously, Team Leader, Country
		1997 – Present	Analysis

Rob Bloemker	2005	Putnam	Chief Investment Officer, Core Fixed
		Management	Income Team.
		1999 – Present	Previously, Team Leader, Mortgage and
Government~~,~~ and Mortgage
Specialist

Kevin Murphy	2007	Putnam	Team Leader, High Grade Credit Team
Management
1999 – Present

Paul Scanlon	2005	Putnam	Team Leader, U.S. High Yield Team
		Management	Previously, Portfolio Manager.
1999 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and single-
Portfolio	Other SEC-registered open-		assets from more than one		sponsor defined contribution
Leader or	end and closed-end funds		client		plan offerings)
Member

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William	5	$4,303,000,000	9	$1,033,300,000	6	$1,496,700,000
Kohli

Rob	16	$11,271,700,000	22	$14,783,700,000	23*	$8,075,700,000
Bloemker

Michael	5	$4,303,000,000	3	$404,500,000	3	$853,700,000
Atkin

Paul	14	$8,495,300,000	11	$1,008,600,000	6	$374,800,000
Scanlon

Kevin	11	$8,823,200,000	11	$8,584,600,000	16	$5,434,400,000
Murphy

* 3 accounts, with total assets of $642,300,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of the fund’s fiscal year end.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 -
October 31, 2006	817,383	$6.23	817,383	2,724,981
November 1 -
November 30, 2006	895,688	$6.41	895,688	1,829,293
December 1 -
December 31, 2006	721,310	$6.47	721,310	1,107,983
January 1 –
January 31, 2007	-	-	-	1,107,983
February 1 -
February 28, 2007	-	-	-	1,107,983
March 1 -	-	-	-	1,107,983

March 31, 2007
April 1 -
April 30, 2007	-	-	-	1,107,983
May 1 -
May 31, 2007	-	-	-	1,107,983
June 1 -
June 30, 2007	-	-	-	1,107,983
July 1 -
July 31, 2007	9,138,976	$6.98	9,138,976***	1,107,983
August 1 -
August 31, 2007	1,093,605	$6.32	1,093,605	14,378
September 1 -
September 30, 2007	14,378	$6.43	14,378	-

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 5,015,654 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 10,031,308 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

See note *** below for information about repurchases made by the fund in July 2007 pursuant to an issuer tender offer.

**Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

***Includes 9,138,976 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $6.98 per share, which represented approximately 98% of the fund’s per-share net asset value on the expiration date of the tender offer.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007